UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08738
                                                     ---------

                         ATLANTIC WHITEHALL FUNDS TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Gabrielle Bailey
                    Atlantic Trust Private Wealth Management
                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
               ---------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 655-7022
                                                           ---------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------
                   Date of reporting period: NOVEMBER 30, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                        ------------------------
                                                        ATLANTIC WHITEHALL FUNDS

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund

Atlantic Whitehall Funds Trust
Annual Report
November 30, 2007

            This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

                         ATLANTIC WHITEHALL FUNDS TRUST

--------------------------------------------------------------------------------

Dear Shareholders:

I am pleased to submit this Annual Report for the Atlantic Whitehall Funds for the period ended November 30, 2007.

By mid-August 2007, the Dow Jones Industrial Average had experienced approximately a 10% correction from recent highs as investors focused on the turmoil in the credit markets. The volatility during July and August, historically months that have included some significant slumps and corrections, bring to mind Mark Twain's famous quote: "October is one of the peculiarly dangerous months to speculate in stocks. The others are July, January, September, April, November, May, March, June, December, August, and February."

July, August, or October aren't the issue - the long-term view is. While we recognize that volatility in the equity and debt markets increased in the latter half of the year, we remain firm in our belief that both U.S. and global economic activity will continue at a healthy pace and that investment fundamentals are solid. Current estimates have the U.S. economy expanding at a 4 percent annual rate, corporate balance sheets are strong and liquid, and inflation remains well-contained. Globally, economic activity is strong and investment opportunities remain plentiful. Despite the recent volatility in the markets, the S&P 500 was up 7.72% for the 12-month period ended November 30, 2007.

As we reflect on the year, when volatility appeared to be the norm, it's important to remember and rely on the solid, LONG-TERM fundamentals of your investment in the Atlantic Whitehall Funds.

The following pages of this report contain information that can help you monitor your investment. You will find details about your fund's performance return and investment holdings, as well as data and analysis that provide insight into the market conditions affecting each fund's performance.

If you have any questions concerning your investment, please contact the Atlantic Whitehall Funds Information Center at 1-800-994-2533. Also, you may access additional fund information through our Web site at WWW.ATLANTICWHITEHALLFUNDS.COM. Thank you for investing in Atlantic Whitehall Funds.

Sincerely,

/s/ Jeffrey S. Thomas

Jeffrey S. Thomas
President
Atlantic Whitehall Funds
DECEMBER 17, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL GROWTH FUND

The Atlantic Whitehall Growth Fund Institutional Class returned 13.07% for the one-year period ended November 30, 2007. The Distributor Class of the Fund returned 12.80% over the same timeframe. In comparison, the S&P 500 Index was up 7.72%, and the Russell 1000 Growth Index was up 12.6% for the same period.

The Fund outperformed the Russell 1000 Growth Index, the primary benchmark for the Fund, through sector allocation and through stock selection. The two strongest sectors within the Russell 1000 Growth for the period were Energy and Materials, each up approximately 39%. For the Fund, Energy was up 60% and Materials were up 54%. From a stock selection standpoint the Fund benefited from our exposure to Energy through Weatherford and Schlumberger as well as Apache and Southwestern Energy, all strong contributors. In the Material sector we benefited from owning Monsanto and Praxair. Other strong contributors to performance were Deere and Fluor from the Industrial sector, Constellation Energy from the Utilities sector, MEMC Electronics whose solar business drove growth and Borgwarner, an auto parts supplier with products that improve fuel efficiency. We were also helped by avoiding poorly performing industries such as Airlines, and Commercial Services (employment services).

Sectors which detracted from performance included Technology, Consumer Discretionary, Consumer Staples and Financial Services. In Technology we were hurt by our holding in Cognizant which suffered from negative sentiment related to the financial strength of financial services firms, large customers of IT outsourcers. Network Appliance also detracted from performance as the company reported two consecutive quarters of poor results. Automatic Data and Qualcomm, which were over-weighted positions, had single digit returns which weighed on performance. In Consumer Discretionary several stocks were hit hard when housing and sub-prime issues moved to the forefront. We significantly cut our holdings in this sector in the second half of the year. Some names included Marriott, Home Depot, Coach, and Comcast. Finally, Financial Services underperformed moderately as the sector underperformed, but our stock selection was very good, which included Schwab, Intercontinental Exchange and Goldman Sachs.

The Fund had a solid year in providing return to investors. We credit our focus on identifying high quality companies with attractive and predictable growth prospects and attractive valuations, and eliminating positions without these characteristics.

                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Growth            S&P 500          Russell 1000 Growth Index
Feb-95            10000             10000                    10000
Nov-95            12970             13153                    13354
Nov-96            16162             16816                    16866
Nov-97            20151             21609                    21338
Nov-98            23751             26726                    27453
Nov-99            34317             32309                    36098
Nov-00            34991             30942                    31926
Nov-01            31966             27164                    24648
Nov-02            25375             22679                    19059
Nov-03            29270             26099                    22251
Nov-04            29026             29453                    23547
Nov-05            31113             31939                    25839
Nov-06            32255             36480                    28001
Nov-07            36383             39297                    31529

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN DISTRIBUTOR CLASS SHARES OF THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDICES FOR THAT FUND (S&P 500 AND RUSSELL 1000 GROWTH) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                         ATLANTIC WHITEHALL GROWTH FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
      1 YEAR**                       5 YEAR                      (08/20/03)
--------------------------------------------------------------------------------
       13.07%                          N/A                           6.96%
--------------------------------------------------------------------------------
                                  S&P 500 INDEX
--------------------------------------------------------------------------------
        7.72%                        11.62%                         11.49%
--------------------------------------------------------------------------------
                            RUSSELL 1000 GROWTH INDEX
--------------------------------------------------------------------------------
       12.60%                        10.59%                          9.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ATLANTIC WHITEHALL GROWTH FUND
                                DISTRIBUTOR CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
      1 YEAR**                       5 YEAR                         10 YEAR
--------------------------------------------------------------------------------
       12.80%                         7.47%                          6.09%
--------------------------------------------------------------------------------
                                  S&P 500 INDEX
--------------------------------------------------------------------------------
        7.72%                        11.62%                          6.16%
--------------------------------------------------------------------------------
                            RUSSELL 1000 GROWTH INDEX
--------------------------------------------------------------------------------
       12.60%                        10.59%                          3.98%
--------------------------------------------------------------------------------

*     WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT
800-994-2533. THE TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S DISTRIBUTOR CLASS AND INSTITUTIONAL CLASS IS 1.34% AND 1.09%, RESPECTIVELY.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL MID-CAP GROWTH FUND

The Atlantic Whitehall Mid-Cap Growth Fund Institutional Class returned 13.21% for the one-year period ended November 30, 2007. In comparison, the Russell Midcap Growth Index (the "Russell Index") was up 10.13% for the same period.

For the year, our strong performance relative to the benchmark was driven primarily by stock picking in the Health Care, Information Technology and Consumer Discretionary sectors. Healthcare and Technology were the biggest absolute contributors. Conversely, we were hurt by over representation and poor stock selection in the Materials sector. An underweighting of Energy stocks relative to the benchmark and an underperforming Financial Services sector were other relative performance detractors.

With regard to individual stocks, our biggest winners were MEMC Electronic Materials (up 95%), a leading manufacturer of silicon wafers for solar cells, and Express Scripts (up 99%), one of the leading pharmacy benefit managers. MEMC was a purchase in recent years as we identified the growing demand for alternative energy. Express Scripts has been a long time holding, as pharmacy benefit management has become an important tool in holding down overall health care costs. Other big contributors were Intuitive Surgical, Garmin, and XTO Energy, all up sharply.

The biggest detractor for the year was First Marblehead, which was badly damaged by concerns regarding the quality of its student loan syndications. The stock lost 38% for the fiscal year, which in the end trailed the benchmark's Consumer Finance returns by only a slight margin. We did not anticipate a turnaround and sold the position. Other disappointments were CB Richard Ellis and Wellcare Health Plans, which were sold. Marriott showed a significant decline in price but virtually no change in fundamentals or outlook therefore we continue to hold the position. Verifone dropped materially on some accounting issues which did not impact cash flow. We also anticipate a recovery in this stock and continue to hold.

We remain positively biased on our mid-cap growth stock investment outlook for 2008. We would note that contrary to index norms, the weighted earnings estimate for our portfolio companies has actually risen slightly in the last six months, while dropping 4% for the benchmark. The average return on equity remains a very healthy 22% with a debt to capital ratio below 30%. The valuation continues to be extremely attractive at a portfolio P/E ratio of 18.6X on forward earnings. With interest rates declining and strong relative growth, especially in the face of a slowing economy, we hope to continue to add value for our shareholders.

                                GROWTH OF $10,000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               International Institutional Class         Russell
Mar-04                       10000                        10000
Nov-04                       10650                        10491
Nov-05                       11690                        12190
Nov-06                       12640                        13760
Nov-07                       14310                        15154

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (RUSSELL MIDCAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
      1 YEAR                         5 YEAR                       (03/01/04)
--------------------------------------------------------------------------------
      13.21%                           N/A                          10.03%
--------------------------------------------------------------------------------
                           RUSSELL MIDCAP GROWTH INDEX
--------------------------------------------------------------------------------
      10.13%                           N/A                          11.72%
--------------------------------------------------------------------------------

*     WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND INVESTS IN MID-SIZED COMPANIES WHICH MAY INVOLVE GREATER RISK AND MORE ABRUPT PRICE FLUCTUATIONS THAN INVESTMENTS MADE IN LARGER COMPANIES. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 0.99%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND

During the 12-month period ended November 30, 2007, Atlantic Whitehall Multi-Cap Global Value Fund returned 12.26%, while its benchmark, the MSCI World Index returned 12.71%.

The Fund benefited from the weakening of the U.S. dollar against almost all other currencies resulting in a positive impact on the Fund's performance, as it added over 8 percentage points to the overall return of the Fund.

Among the companies that contributed the most to Fund performance during the period were Finnish replacement tire manufacturer Nokian Renkaat Oyj (also known as Nokian Tyres), global leader in wound therapy products Kinetic Concepts Inc., and the world's leading publisher of information for professional use Reed Elsevier PLC. Based in Finland, Nokian Tyres is the largest manufacturer of winter and summer replacement tires in the Nordic countries; and one of the most profitable tire companies in the world. Over the past few years, it has been growing rapidly in Eastern Europe and particularly Russia.

The companies that detracted the most from Fund performance during the period were Mexican beer company Grupo Modelo S.A. de C.V., a global source for pharmaceutical market intelligence IMS Health Inc., and U.S. bank Wells Fargo & Co. The Fund increased its existing positions in Grupo Modelo and IMS Health. It also established a new position in Wells Fargo during the period, to take advantage of their lower share prices caused by fear among investors surrounding subprime mortgages and a slowing U.S. economy.

In addition to the purchase of Wells Fargo & Company, the Fund also added International Rectifier Corp. Wells Fargo is the only AAA-rated bank in the U.S. This high quality bank has established high defendable barriers to entry by focusing on cross-selling or needs-based selling. International Rectifier Corp. is a world leader in advanced power management technology. It specializes in power semiconductors used in computers, energy efficient appliances and automobiles to reduce power consumption, and to improve performance and efficiency. In the area of hybrid automobiles, which is a fast growing business, International Rectifier has a very strong market share amongst Toyota and a number of other auto companies in the supply of power management chips for hybrid vehicles. In the area of computers and servers, there is a move to use multi-core chips, which are synchronized multiple chips.

The Fund is not managed to mirror the MSCI World Index in terms of sector and country allocation. However, if we were to attribute the Fund's slight underperformance relative to the Index during the period, the Fund's weaker performance in the materials sectors along with its lack of exposure to the energy and utilities sectors were the main drivers. During the period, these three sectors were among the best performers within the MSCI World Index.

In terms of outlook, we are very excited about the 35 businesses that we currently hold in the Fund. We expect that returns on equities could increase over the next five years based on internal rates of return, discounted cash flow and enterprise value of free cash flow. A further reason for our optimism is that we believe the Fund is comprised of companies with management teams in place that can anticipate change rather than simply react to it. This management capability is critical in today's marketplace where the speed with which global economies are integrating, and the rate at which new technologies are being adopted, can result in the almost instantaneous creation or destruction of business opportunities.

In a market that continues to be increasingly focused on short-term results and "consensus" investing, we firmly believe investors who think in terms of longer time periods, like three to five years, should stand to benefit. As always, we continually strive to upgrade the quality of the Fund with the long term in mind. We value your continued support and confidence, and thank you for choosing to invest with us.

                                GROWTH OF $10,000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Atlantic Whitehall Multi-Cap
                Global Value Fund,
                Institutional Class                MSCI World Index
Mar-04                10000                              10000
Nov-04                10400                              10696
Nov-05                11327                              11894
Nov-06                14473                              14307
Nov-07                16248                              16125

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI WORLD INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                 ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
      1 YEAR**                       5 YEAR                      (03/01/04)
--------------------------------------------------------------------------------
       12.26%                          N/A                          13.82%
--------------------------------------------------------------------------------
                                MSCI WORLD INDEX
--------------------------------------------------------------------------------
       12.71%                          N/A                          13.59%
--------------------------------------------------------------------------------

*     WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.14%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL INTERNATIONAL FUND

For the fiscal year ended November 30, 2007, the Atlantic Whitehall International Fund posted a total return of 12.63%. In comparison, the benchmark MSCI EAFE Index returned 17.30% for the same period. US investors of international equities continued to benefit from the weak US Dollar, as strong foreign currencies contributed almost 8% of the above total.

European equities led foreign markets throughout the time period as accelerating economic growth in the region pushed equities higher. Across Europe, a meaningful increase in consumer spending and business confidence was reflected in GDP growth, particularly in Germany. Macroeconomic conditions remained favorable as unemployment has continued to decline in continental Europe over the past year. The fund benefited from full portfolio exposure to the region in 2007, particularly an overweight position in Finland. This was largely offset however, by underweight allocations in France and Germany, as well as disappointing stock selection in each.

Japan lagged other key equity markets during the period. The Japanese market has been somewhat volatile over the past 12 months as the Bank of Japan (BOJ) continued to move away from its zero interest-rate policy and followed up last year's hike with an additional 25 basis point increase in interest rate early in the year. Macroeconomic data has been mixed, however, and following the Yen's strengthening mid-year, shares of exporters corrected in response. The surprise resignation of Shinzo Abe, the recently (2006) elected prime minister in the second-half of the year instigated a broader decline in the market, as weakness in the domestic economy has continued to provide a headwind particularly toward consumer spending. We are finding quite compelling valuations and are optimistic regarding the Japanese markets as we enter 2008. The fund benefited from favorable stock selection within Japan, as well as a below-market exposure.

From a sector perspective, security selection detracted from relative performance most notably in the more cyclical areas of Industrials and Materials. Conversely, holdings in the Energy and Information Technology groups contributed to stronger returns, as did their overweight positions.

Emerging market equities have been one of the best performing asset classes for investors once again in 2007. For the fiscal year ending November, 30, 2007, the benchmark MSCI Emerging Market index gained over 44%. The fund diversified its exposure over the course of the year and benefited from holdings in developing countries, specifically in China, Mexico and Brazil. Among the best performers were Petrobras (energy), CVRD (iron-ore producer/mining), China Life (insurance), CNOOC (energy), and FEMSA (beverages).

We expect market volatility to remain above average during 2008. Although the pronounced returns achieved in international equities since 2003 have been well underpinned by favorable macroeconomic fundamentals, we believe the market's recent pace of gains is unsustainable. We also believe that the current dislocations in global credit markets may take quite a while to be resolved, creating a far less certain environment for economic growth and the capital markets in general. Nonetheless, we are encouraged by the improving relative performance of financially strong, larger-capitalization stocks in 2007, and believe our investment methodology is very well suited for the current investment climate.

                                GROWTH OF $10,000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Atlantic Whitehall
                  International Fund,
                  Institutional Class           MSCI EAFE Index
09-05-03                 10000                       10000
Nov-03                   10550                       11194
Nov-04                   13069                       13902
Nov-05                   14371                       15742
Nov-06                   18260                       20182
Nov-07                   20565                       23673

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI EAFE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                      ATLANTIC WHITEHALL INTERNATIONAL FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
      1 YEAR**                       5 YEAR                       (09/05/03)
--------------------------------------------------------------------------------
       12.63%                          N/A                          18.54%
--------------------------------------------------------------------------------
                                 MSCI EAFE INDEX
--------------------------------------------------------------------------------
       17.30%                          N/A                          22.48%
--------------------------------------------------------------------------------

*     WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.38%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL EQUITY INCOME FUND

Despite  a  positive  return  for  the  US  equity  market  in  2007,  investors experienced considerable volatility as concerns over a deteriorating US residential housing market and credit issues spread to other parts of the economy. Despite the uncertainty, the market, as measured by the S&P 500 Index, managed to deliver a total return of 7.72% for the fiscal year ended November 30, 2007. The Atlantic Whitehall Equity Income Fund finished the comparative time frame with a total return ahead of the S&P 500, and returned 8.14% to its shareholders.

The top two performing sectors for the period were Health Care & Utilities as both sectors appreciated more than 35%. The strong performance of the two sectors added nearly 2% in active returns, combined, versus the S&P 500. The top contributor in the Healthcare sector was Express Scripts Inc, which appreciated 97% for the period. In Utilities, the largest relative gain was made in Constellation Energy, which appreciated 49% for the fiscal year.

As news of a credit crisis and residential housing deterioration grabbed headlines, discussions of increased risks to a consumer-led recession entered the mainstream vernacular. However, as the market's consumer cyclical stocks traded off, the Fund's consumer investments proved resilient, finishing 8.7% ahead of the benchmark's 6.7% loss. The manifestation of relative gains was driven primarily by stock selection, and specifically, by the relative returns of VF Corp and Liberty Media. The outperforming names outpaced their respective industries by 16% and 45%, respectively, which helped to add 70 basis points in added value in the Consumer Discretionary space.

Conversely, detracting from relative performance was the Fund's underweight position in consumer non-cyclical stocks. Despite the defensive nature and attractiveness of this sector in times of uncertainty, many of the companies have not met our strict valuation criteria, and our underweight adversely impacted the Fund's relative performance. In fact, stock selection within the Fund's sector delivered performance inline with the S&P 500's sector performance.

Not surprisingly, both relative and absolute performance was further hampered by company specific and general weakness in the Finance sector. As the liquidity crisis due to rising mortgage delinquencies impacted earnings of Financial stocks, the benchmark sector lost ground with some Mortgage and Banking stocks losing nearly 50% of their values through the second half of 2007. Although not as substantial, Fund positions were not immune to losses, as overall financial investments lost 11.7%. The Fund's largest relative detractors were Capital Markets stocks, as Merrill Lynch and Morgan Stanley wrote off losses from exotic investment vehicles backed by subprime mortgage pools and combined to lose 34.8% as of November 30, 2007. Although the Fund had no direct exposure to the residential housing market, the Fund's position in CB Richard Ellis, a Real Estate Management & Development Corporation, cost the Fund relative gains as the stock underperformed.

We will continue to strive to deliver returns to our shareholders based on free cash flow valuation techniques coupled with our stringent buy & sell disciplines. We look to maintain the appealing risk/reward profile by analyzing and investing in value-added companies that show attractive characteristics and/or fundamentals that could increase the return prospects to the Fund.

                                GROWTH OF $10,000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Atlantic Whitehall
                Equity Income
                Institutional Class          S&P 500 Index
12-1-05                10000                     10000
05-06                  9970                      10260
11-06                  11087                     11422
05-07                  12463                     12597
11-07                  11989                     12303

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (S&P 500) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                      ATLANTIC WHITEHALL EQUITY INCOME FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                            AS OF NOVEMBER 30, 2007*
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
      1 YEAR**                       5 YEAR                       (12/01/05)
--------------------------------------------------------------------------------
       8.14%                           N/A                           9.51%
--------------------------------------------------------------------------------
                                  S&P 500 INDEX
--------------------------------------------------------------------------------
       7.72%                           N/A                          10.92%
--------------------------------------------------------------------------------

*     WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.01%.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.19%
            AUTOMOBILES & COMPONENTS - 1.30%
   12,629   BorgWarner, Inc. ...................................   $  1,220,088
                                                                   ------------
            CAPITAL GOODS -12.84%
   11,820   Boeing Co. (The) ...................................      1,093,823
   17,408   Deere & Co. ........................................      2,990,694
   32,011   Emerson Electric Co. ...............................      1,825,267
    9,033   Fluor Corp. ........................................      1,329,387
   43,857   General Electric Co. ...............................      1,679,285
   15,608   Rockwell Collins, Inc. .............................      1,125,649
   26,135   United Technologies Corp............................      1,954,114
                                                                   ------------
                                                                     11,998,219
                                                                   ------------
            CONSUMER SERVICES - 0.63%
   15,674   Marriott International, Inc., Class A ..............        587,775
                                                                   ------------
            DIVERSIFIED FINANCIALS - 6.76%
   30,243   American Express Co. ...............................      1,783,732
   81,767   Charles Schwab Corp. (The) .........................      1,987,756
    6,032   Goldman Sachs Group, Inc. (The) ....................      1,367,092
    7,037   IntercontinentalExchange, Inc. * ...................      1,174,898
                                                                   ------------
                                                                      6,313,478
                                                                   ------------
            ENERGY - 6.86%
   16,491   Apache Corp. .......................................      1,596,164
   17,495   Schlumberger, Ltd. .................................      1,634,908
   26,751   Southwestern Energy Co. * ..........................      1,331,397
   29,517   Weatherford International, Ltd. * ..................      1,848,355
                                                                   ------------
                                                                      6,410,824
                                                                   ------------
            FOOD & STAPLES RETAILING - 3.48%
   58,893   CVS Caremark Corp. .................................      2,361,020
   27,308   SYSCO Corp. ........................................        887,783
                                                                   ------------
                                                                      3,248,803
                                                                   ------------
            FOOD, BEVERAGE & TOBACCO - 4.27%
   51,669   PepsiCo, Inc. ......................................      3,987,813
                                                                   ------------
            HEALTH CARE EQUIPMENT & SERVICES - 5.16%
   13,287   CR Bard, Inc. ......................................      1,123,150
   31,880   Stryker Corp. ......................................      2,315,444
   16,447   WellPoint, Inc. * ..................................      1,385,002
                                                                   ------------
                                                                      4,823,596
                                                                   ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 3.78%
   27,888   Avon Products, Inc. ................................      1,144,802
   32,319   Procter & Gamble Co. (The) .........................      2,391,606
                                                                   ------------
                                                                      3,536,408
                                                                   ------------
            INSURANCE - 0.85%
   13,604   American International Group, Inc. .................        790,801
                                                                   ------------
            MATERIALS - 3.46%
   13,764   Monsanto Co. .......................................      1,367,729
   21,879   Praxair, Inc. ......................................      1,868,029
                                                                   ------------
                                                                      3,235,758
                                                                   ------------
            MEDIA - 1.78%
   34,102   Omnicom Group, Inc. ................................      1,662,472
                                                                   ------------

   SHARES                                                              VALUE
---------                                                          ------------

            PHARMACEUTICALS, BIOTECHNOLOGY
            & LIFE SCIENCE - 11.35%
   24,166   Abbott Laboratories ................................   $  1,389,787
   31,432   Allergan, Inc. .....................................      2,107,201
   14,846   Celgene Corp. * ....................................        913,771
   34,813   Genzyme Corp. * ....................................      2,608,538
   38,976   Novartis AG, ADR ...................................      2,202,924
   24,066   Thermo Fisher Scientific, Inc. * ...................      1,387,164
                                                                   ------------
                                                                     10,609,385
                                                                   ------------
            RETAILING - 3.37%
   19,439   Best Buy Co., Inc. .................................        992,361
   33,607   Home Depot, Inc. (The) .............................        959,816
   19,902   Target Corp. .......................................      1,195,314
                                                                   ------------
                                                                      3,147,491
                                                                   ------------
            SEMICONDUCTORS
            & SEMICONDUCTOR EQUIPMENT - 3.51%
   69,601   Intel Corp. ........................................      1,815,194
   18,905   MEMC Electronic Materials, Inc. * ..................      1,466,650
                                                                   ------------
                                                                      3,281,844
                                                                   ------------
            SOFTWARE & SERVICES -12.37%
   20,491   Accenture, Ltd., Class A ...........................        708,169
   19,993   Akamai Technologies, Inc. * ........................        760,934
   23,462   Autodesk, Inc. * ...................................      1,104,826
   35,959   Automatic Data Processing, Inc. ....................      1,620,313
   41,604   Cognizant Technology Solutions Corp.,
               Class A * .......................................      1,293,884
    3,604   Google, Inc., Class A * ............................      2,497,572
  106,499   Microsoft Corp. ....................................      3,578,366
                                                                   ------------
                                                                     11,564,064
                                                                   ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 15.29%
   13,103   Apple, Inc. * ......................................      2,387,629
  115,541   Cisco Systems, Inc. * ..............................      3,237,459
   63,919   Corning, Inc. ......................................      1,552,592
   44,060   Hewlett-Packard Co. ................................      2,254,110
   38,970   Nokia Oyj, SP ADR ..................................      1,532,690
   59,134   Qualcomm, Inc. .....................................      2,411,485
    8,003   Research In Motion, Ltd. * .........................        910,901
                                                                   ------------
                                                                     14,286,866
                                                                   ------------
            UTILITIES - 2.13%
   19,916   Constellation Energy Group, Inc. ...................      1,995,782
                                                                   ------------
            TOTAL COMMON STOCKS ................................     92,701,467
            (Cost $73,832,672)                                     ------------
INVESTMENT COMPANY - 0.69%
  643,979   SSgA Prime Money Market Fund .......................        643,979
                                                                   ------------
            TOTAL INVESTMENT COMPANY ...........................        643,979
            (Cost $643,979)                                        ------------

            TOTAL INVESTMENTS - 99.88% .........................     93,345,446
            (Cost $74,476,651)                                     ------------

            OTHER ASSETS
            NET OF LIABILITIES - 0.12% .........................        110,309
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $ 93,455,755
                                                                   ============

----------
*     Non-income producing security.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

ADR     American Depositary Receipt
SP ADR  Sponsored American Depositary Receipt

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Technology Hardware & Equipment ......................................    15.29%
Capital Goods ........................................................    12.84%
Software & Services ..................................................    12.37%
Pharmaceuticals, Biotechnology & Life Science ........................    11.35%
Energy ...............................................................     6.86%
Other Common Stocks ..................................................     6.69%
Diversified Financials ...............................................     6.76%
Health Care Equipment & Services .....................................     5.16%
Food, Beverage & Tobacco .............................................     4.27%
Household & Personal Products ........................................     3.78%
Semiconductors & Semiconductor Equipment .............................     3.51%
Food & Staples Retailing .............................................     3.48%
Materials ............................................................     3.46%
Retailing ............................................................     3.37%
Other Assets Net of Liabilities ......................................     0.81%
                                                                         ------
Total ................................................................   100.00%
                                                                         ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
-----------                                                        ------------

COMMON STOCKS - 97.38%
              CAPITAL GOODS - 8.59%
    118,645   Be Aerospace, Inc.* ..............................   $  5,576,315
     68,799   Cooper Industries, Ltd., Class A .................      3,455,086
     70,180   Danaher Corp. ....................................      6,093,028
     48,450   Grainger (W.W.), Inc. ............................      4,278,135
    118,780   Manitowoc Co., Inc. (The) ........................      5,208,503
     46,495   Rockwell Collins, Inc. ...........................      3,353,219
     60,520   Suntech Power Holdings Co., Ltd., ADR* ...........      4,791,368
     88,995   Textron, Inc. ....................................      6,145,105
                                                                   ------------
                                                                     38,900,759
                                                                   ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.87%
    144,170   Stericycle, Inc.* ................................      8,484,405
                                                                   ------------
              CONSUMER DURABLES & APPAREL - 4.67%
     49,810   Fortune Brands, Inc. .............................      3,817,936
     96,005   Garmin, Ltd. .....................................     10,306,137
     47,500   Harman International Industries, Inc. ............      3,496,000
     44,020   Mohawk Industries, Inc.* .........................      3,540,969
                                                                   ------------
                                                                     21,161,042
                                                                   ------------
              CONSUMER SERVICES - 3.37%
     88,580   Darden Restaurants, Inc. .........................      3,524,598
     70,385   Harrah's Entertainment, Inc. .....................      6,198,807
    147,995   Marriott International, Inc., Class A ............      5,549,812
                                                                   ------------
                                                                     15,273,217
                                                                   ------------
              DIVERSIFIED FINANCIALS - 4.64%
     83,622   First Marblehead Corp. (The) .....................      2,509,496
    107,625   Nasdaq Stock Market, Inc.* .......................      4,666,620
    147,235   optionsXpress Holdings, Inc. .....................      4,477,416
    127,875   SEI Investments Co. ..............................      3,966,683
     87,650   T. Rowe Price Group, Inc. ........................      5,388,722
                                                                   ------------
                                                                     21,008,937
                                                                   ------------
              ENERGY - 8.83%
    127,275   Chesapeake Energy Corp. ..........................      4,817,359
     97,155   Grant Prideco, Inc.* .............................      4,673,155
          2   Hugoton Royalty Trust ............................             46
    117,615   Range Resources Corp. ............................      4,784,578
     36,210   Smith International, Inc. ........................      2,271,091
    156,500   Weatherford International, Ltd.* .................      9,800,030
    220,504   XTO Energy, Inc. .................................     13,631,558
                                                                   ------------
                                                                     39,977,817
                                                                   ------------
              FOOD, BEVERAGE & TOBACCO - 1.46%
     26,630   Brown-Forman Corp., Class B ......................      1,881,143
    108,620   Hansen Natural Corp.* ............................      4,715,194
                                                                   ------------
                                                                      6,596,337
                                                                   ------------
              HEALTH CARE EQUIPMENT & SERVICES - 15.74%
    250,115   Express Scripts, Inc.* ...........................     16,945,291
    102,290   Healthways, Inc.* ................................      5,970,667
     62,272   Hologic, Inc.* ...................................      4,134,238
     58,115   Humana, Inc.* ....................................      4,476,598
     25,770   Intuitive Surgical, Inc.* ........................      8,444,314
     89,800   Laboratory Corp. of America Holdings* ............      6,525,766
    108,070   Lincare Holdings, Inc.* ..........................      3,694,913
    114,695   Psychiatric Solutions, Inc.* .....................      4,189,808
     61,520   Quest Diagnostic, Inc. ...........................      3,387,291
    149,205   Resmed, Inc.* ....................................      6,833,589
    167,505   St. Jude Medical, Inc.* ..........................      6,658,324
                                                                   ------------
                                                                     71,260,799
                                                                   ------------

   SHARES                                                              VALUE
-----------                                                        ------------

              HOUSEHOLD & PERSONAL PRODUCTS - 0.87%
     55,645   Chattem, Inc.* ...................................   $  3,945,787
                                                                   ------------
              MATERIALS - 2.03%
     19,615   Allegheny Technologies, Inc. .....................      1,917,366
    220,260   Nalco Holding Co. ................................      5,277,430
     89,645   Valspar Corp. (The) ..............................      2,020,598
                                                                   ------------
                                                                      9,215,394
                                                                   ------------
              MEDIA - 1.93%
     67,340   Lamar Advertising Co., Class A ...................      3,502,353
    129,045   Liberty Global, Inc., Class A* ...................      5,241,808
                                                                   ------------
                                                                      8,744,161
                                                                   ------------
              PHARMACEUTICALS, BIOTECHNOLOGY
              & LIFE SCIENCE - 3.18%
     76,820   Allergan, Inc. ...................................      5,150,013
    100,780   Endo Pharmaceuticals Holdings, Inc.* .............      2,762,380
     91,340   Shire PLC, ADR ...................................      6,480,573
                                                                   ------------
                                                                     14,392,966
                                                                   ------------
              REAL ESTATE - 1.91%
    235,028   CapitalSource, Inc., REIT ........................      3,939,069
     55,760   Jones Lang LaSalle, Inc. .........................      4,687,743
                                                                   ------------
                                                                      8,626,812
                                                                   ------------
              RETAILING - 7.91%
     32,085   Abercrombie & Fitch Co., Class A .................      2,632,253
     80,104   Advance Auto Parts, Inc. .........................      2,880,540
     39,945   AutoZone, Inc.* ..................................      4,459,060
    159,215   Bed Bath & Beyond, Inc.* .........................      5,007,312
    175,460   Dick's Sporting Goods, Inc.* .....................      5,484,880
    120,320   Nordstrom, Inc. ..................................      4,035,533
    144,760   PetSmart, Inc. ...................................      4,122,765
    245,170   TJX Cos., Inc. (The) .............................      7,193,288
                                                                   ------------
                                                                     35,815,631
                                                                   ------------
              SEMICONDUCTORS
              & SEMICONDUCTOR EQUIPMENT - 10.27%
    222,320   Altera Corp. .....................................      4,175,170
     85,270   KLA-Tencor Corp. .................................      4,099,782
     97,665   Linear Technology Corp. ..........................      2,974,876
    150,325   Maxim Integrated Products, Inc. ..................      3,486,037
    201,165   MEMC Electronic Materials, Inc.* .................     15,606,381
    275,252   Microchip Technology, Inc. .......................      7,924,505
    261,442   Nvidia Corp.* ....................................      8,245,881
                                                                   ------------
                                                                     46,512,632
                                                                   ------------
              SOFTWARE & SERVICES - 14.01%
     59,625   Akamai Technologies, Inc.* .......................      2,269,328
    114,970   Alliance Data Systems Corp.* .....................      8,933,169
    128,505   ANSYS, Inc.*. ....................................      4,993,704
    127,205   Checkfree Corp.* .................................      6,054,958
    264,156   Cognizant Technology Solutions Corp.,
                Class A* .......................................      8,215,252
    126,530   Euronet Worldwide, Inc.* .........................      4,145,123
    167,699   Fiserv, Inc.* ....................................      8,607,990
     64,215   Global Payments, Inc. ............................      2,775,372
    104,484   Paychex, Inc. ....................................      4,074,876
    279,550   Satyam Computer Services, Ltd., ADR ..............      7,313,028
    126,280   VeriFone Holdings, Inc.* .........................      6,065,228
                                                                   ------------
                                                                     63,448,028
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)- NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
-----------                                                        ------------

              TECHNOLOGY HARDWARE & EQUIPMENT - 1.26%
    191,250   Juniper Networks, Inc.* ..........................   $  5,683,950
                                                                   ------------
              TELECOMMUNICATION SERVICES - 1.54%
     47,355   Leap Wireless International, Inc.* ...............      1,643,692
    117,435   NeuStar, Inc., Class A* ..........................      3,730,910
     28,700   NII Holdings, Inc.* ..............................      1,583,092
                                                                   ------------
                                                                      6,957,694
                                                                   ------------
              TRANSPORTATION - 2.11%
    117,224   C. H. Robinson Worldwide, Inc. ...................      6,042,897
     88,375   Landstar System, Inc. ............................      3,515,557
                                                                   ------------
                                                                      9,558,454
                                                                   ------------
              UTILITIES - 1.19%
    101,135   Questar Corp. ....................................      5,405,666
                                                                   ------------
              TOTAL COMMON STOCKS ..............................    440,970,488
              (Cost $266,911,112)                                  ------------

INVESTMENT COMPANY - 2.78%
 12,577,995   SSgA Prime Money Market Fund .....................     12,577,995
                                                                   ------------
              TOTAL INVESTMENT COMPANY .........................     12,577,995
              (Cost $12,577,995)                                   ------------

              TOTAL INVESTMENTS - 100.16% ......................    453,548,483
              (Cost $279,489,107)                                  ------------

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.16)% ...........................       (728,488)
                                                                   ------------
              NET ASSETS - 100.00% .............................   $452,819,995
                                                                   ============
----------
*     Non-income producing security.

ADR   American Depositary Receipt
PLC   Public Limited Company
REIT  Real Estate Investment Trust

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Other Common Stocks ...........................................    16.17%
Health Care Equipment & Services ..............................    15.74%
Software & Services ...........................................    14.01%
Semiconductor & Semiconductor Equipment .......................    10.27%
Energy ........................................................     8.83%
Capital Goods .................................................     8.59%
Retailing .....................................................     7.91%
Consumer Durables & Apparel ...................................     4.67%
Diversified Financials ........................................     4.64%
Consumer Services .............................................     3.37%
Pharmaceuticals, Biotechnology & Life Sciences ................     3.18%
Other Assets Net of Liabilities ...............................     2.62%
                                                                  ------
Total .........................................................   100.00%
                                                                  ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
---------                                                          ------------

FOREIGN COMMON STOCKS - 65.40%
            AUSTRIA - 2.44%
   45,620   Wienerberger AG + ..................................   $  2,578,004
                                                                   ------------
            DENMARK - 0.64%
    4,800   Alk-Abello A/S + ...................................        676,103
                                                                   ------------
            FINLAND - 3.59%
   99,800   Nokian Renkaat Oyj + ...............................      3,791,597
                                                                   ------------
            FRANCE - 3.80%
   47,500   Accor S.A. + .......................................      4,012,670
                                                                   ------------
            GERMANY - 6.51%
   58,600   Adidas AG + ........................................      3,904,053
   48,400   Bayerische Motoren Werke AG + ......................      2,957,423
                                                                   ------------
                                                                      6,861,476
                                                                   ------------
            IRELAND - 8.38%
  217,496   Anglo Irish Bank Corp., PLC + ......................      3,783,886
   83,600   Kerry Group PLC, Class A + .........................      2,442,471
   64,500   Ryanair Holdings PLC, SP ADR * .....................      2,616,765
                                                                   ------------
                                                                      8,843,122
                                                                   ------------
            JAPAN - 0.95%
   19,100   Canon, Inc. + ......................................      1,007,473
                                                                   ------------
            MEXICO - 9.30%
  112,532   Cemex S.A.B. de C.V., SP ADR,
               Participation Certificates * ....................      3,219,541
  406,300   Grupo Modelo, S.A. de C.V., Series C ...............      1,793,941
  198,500   Grupo Televisia S.A., SP ADR .......................      4,797,745
                                                                   ------------
                                                                      9,811,227
                                                                   ------------
            NETHERLANDS - 5.53%
   77,100   ING Groep NV + .....................................      2,990,779
  114,382   Vedior NV + ........................................      2,842,899
                                                                   ------------
                                                                      5,833,678
                                                                   ------------
            SOUTH KOREA - 2.29%
   76,400   SK Telecom Co., Ltd., ADR ..........................      2,419,588
                                                                   ------------
            SWITZERLAND - 9.98%
    6,300   Nestle SA, Registered Shares + .....................      3,029,073
   88,400   Novartis AG, Registered Shares + ...................      5,013,318
   31,700   Schindler Holding AG, Participation
               Certificates + ..................................      1,971,706
    8,200   Schindler Holding AG, Registered Shares + ..........        512,564
                                                                   ------------
                                                                     10,526,661
                                                                   ------------
            UNITED KINGDOM - 11.99%
  442,026   Reed Elsevier PLC + ................................      5,552,333
  240,661   Tesco PLC + ........................................      2,370,923
  374,900   WPP Group PLC + ....................................      4,729,460
                                                                   ------------
                                                                     12,652,716
                                                                   ------------
            TOTAL FOREIGN COMMON STOCKS ........................     69,014,315
            (Cost $58,753,294)                                     ------------

COMMON STOCKS - 32.52%
            BANKS - 3.54%
  115,100   Wells Fargo & Co. ..................................      3,732,693
                                                                   ------------
            DIVERSIFIED FINANCIALS - 2.14%
   38,200   American Express Co. ...............................      2,253,036
                                                                   ------------

   SHARES                                                              VALUE
---------                                                          ------------

            HEALTH CARE EQUIPMENT & SERVICES - 12.28%
   35,900   Edwards Lifesciences Corp. * .......................   $  1,775,255
  109,600   IMS Health, Inc. ...................................      2,559,160
   89,100   Kinetic Concepts, Inc. * ...........................      5,224,824
   40,300   WellPoint, Inc. * ..................................      3,393,663
                                                                   ------------
                                                                     12,952,902
                                                                   ------------
            INSURANCE - 3.77%
   99,700   Willis Group Holdings, Ltd. ........................      3,982,018
                                                                   ------------
            RETAILING - 2.40%
   95,800   Ross Stores, Inc. ..................................      2,527,204
                                                                   ------------
            SEMICONDUCTORS
            & SEMICONDUCTOR EQUIPMENT - 3.82%
  104,300   Altera Corp. .......................................      1,958,754
      500   Applied Materials, Inc. ............................          9,415
   63,300   International Rectifier Corp. * ....................      2,058,516
                                                                   ------------
                                                                      4,026,685
                                                                   ------------
            SOFTWARE & SERVICES - 2.13%
  111,100   Oracle Corp. * .....................................      2,241,998
                                                                   ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 2.44%
   96,200   Molex, Inc., Class A ...............................      2,576,236
                                                                   ------------
            TOTAL COMMON STOCKS ................................     34,292,772
            (Cost $31,748,828)                                     ------------

INVESTMENT COMPANY - 2.21%
2,327,592   SSgA Prime Money Market Fund .......................      2,327,592
                                                                   ------------

            TOTAL INVESTMENT COMPANY ...........................      2,327,592
            (Cost $2,327,592)                                      ------------

            TOTAL INVESTMENTS - 100.13% ........................    105,634,679
            (Cost $92,829,714)                                     ------------

            LIABILITIES IN EXCESS OF
            OTHER ASSETS - (0.13)% .............................       (132,329)
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $105,502,350
                                                                   ============

----------
+ Security is being fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities are $54,166,735 or 51.34% of the net assets. (See Note 2)

*        Non-income producing security.

ADR      American Depositary Receipt
PLC      Public Limited Company
SP ADR   Sponsored American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

                              FOREIGN COMMON STOCKS
                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Media ................................................................    14.29%
Food, Beverage & Tobacco .............................................     6.89%
Automobiles & Components .............................................     6.39%
Pharmaceuticals, Biotechnology & Life Science ........................     5.39%
Capital Goods ........................................................     4.80%
Consumer Services ....................................................     3.80%
Consumer Durables & Apparel ..........................................     3.70%
Banks ................................................................     3.59%
Materials ............................................................     3.05%
Diversified Financials ...............................................     2.83%
Commercial Services & Supplies .......................................     2.70%
Transportation .......................................................     2.48%
Telecommunication Services ...........................................     2.29%
Food & Staples Retailing .............................................     2.25%
Technology Hardware & Equipment ......................................     0.95%
                                                                         ------
Total ................................................................    65.40%
                                                                         ======

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Media ................................................................    14.29%
Other Common Stocks ..................................................    14.24%
Health Care Equipment & Services .....................................    12.28%
Banks ................................................................     7.12%
Food, Beverage & Tobacco .............................................     6.89%
Automobiles & Components .............................................     6.40%
Pharmaceuticals, Biotechnology & Life Science ........................     5.39%
Diversified Financials ...............................................     4.97%
Capital Goods ........................................................     4.80%
Semiconductors & Semiconductor Equipment .............................     3.82%
Consumer Services ....................................................     3.80%
Insurance ............................................................     3.77%
Consumer Durables & Apparel ..........................................     3.70%
Technology Hardware & Equipment ......................................     3.40%
Materials ............................................................     3.05%
Other Assets Net of Liabilities ......................................     2.08%
                                                                         ------
Total ................................................................   100.00%
                                                                         ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
---------                                                          ------------

FOREIGN COMMON STOCKS - 97.15%
            BRAZIL - 1.42%
   14,600   Banco Bradesco S.A., Preferred Shares ..............   $    463,402
   12,300   Companhia Energetica de Minas Gerais,
               SP ADR ..........................................        257,685
   18,600   Companhia Vale do Rio Doce, ADR ....................        643,188
   13,800   Empresa Brasileira de Aeronautica S.A.,
               ADR .............................................        601,404
   37,200   Natura Cosmeticos S.A. .............................        387,003
    7,500   Petroleo Brasileiro S.A., ADR ......................        722,250
                                                                   ------------
                                                                      3,074,932
                                                                   ------------
            CANADA - 1.89%
   59,800   Barrick Gold Corp. .................................      2,422,498
   25,700   EnCana Corp. .......................................      1,668,013
                                                                   ------------
                                                                      4,090,511
                                                                   ------------
            CHINA - 3.22%
  111,000   Cheung Kong (Holdings), Ltd. + .....................      2,107,533
  406,400   Hutchinson Whampoa, Ltd. + .........................      4,844,626
                                                                   ------------
                                                                      6,952,159
                                                                   ------------
            DENMARK - 1.47%
   79,300   Danske Bank A/S + ..................................      3,170,122
                                                                   ------------
            EGYPT - 0.14%
    4,000   Orascom Telecom Holding SAE, GDR ...................        312,000
                                                                   ------------
            FINLAND - 4.04%
  142,000   Nokia Oyj + ........................................      5,597,859
  148,200   UPM-Kymmene Oyj + ..................................      3,129,184
                                                                   ------------
                                                                      8,727,043
                                                                   ------------
            FRANCE - 8.30%
   81,927   Credit Agricole S.A. + .............................      2,880,474
   47,400   Publicis Groupe + ..................................      1,721,458
   48,900   Sanofi-Aventis + ...................................      4,663,468
   10,875   Societe Generale + .................................      1,675,128
  198,900   Thomson + ..........................................      3,086,949
   48,310   Total S.A., SP ADR .................................      3,909,245
                                                                   ------------
                                                                     17,936,722
                                                                   ------------
            GERMANY - 3.11%
   22,840   BASF AG + ..........................................      3,168,720
   58,300   Bayerische Motoren Werke AG + ......................      3,562,351
                                                                   ------------
                                                                      6,731,071
                                                                   ------------
            HONG KONG - 0.69%
   66,000   China Resources Enterprise + .......................        278,944
  372,000   CNOOC, Ltd. + ......................................        686,067
  808,000   Denway Motors, Ltd. + ..............................        530,901
                                                                   ------------
                                                                      1,495,912
                                                                   ------------
            INDIA - 0.32%
    5,785   State Bank of India, GDR ...........................        697,093
                                                                   ------------
            INDONESIA - 0.58%
  288,000   PT Astra International TBK + .......................        772,832
  435,500   PT Telekomunikasi Indonesia TBK,
               Series B Shares .................................        471,753
                                                                   ------------
                                                                      1,244,585
                                                                   ------------

   SHARES                                                              VALUE
---------                                                          ------------

            ISRAEL - 0.46%
   62,500   Makhteshim-Agan Industries, Ltd. + .................   $    533,000
   10,500   Teva Pharmaceutical Industries,
            Ltd., SP ADR .......................................        468,615
                                                                   ------------
                                                                      1,001,615
                                                                   ------------
            ITALY - 1.48%
   44,600   Eni SpA, SP ADR ....................................      3,191,576
                                                                   ------------
            JAPAN - 21.42%
   85,000   Canon, Inc. + ......................................      4,483,520
      232   East Japan Railway Co. + ...........................      1,920,373
  111,100   FUJIFILM Holdings Corp. + ..........................      4,906,913
  448,900   Mitsubishi UFJ Financial Group, Inc. + .............      4,433,060
      432   Nippon Telegraph & Telephone Corp. + ...............      1,960,216
  149,000   Nissan Motor Co., Ltd. + ...........................      1,708,407
   92,700   NOK Corp. + ........................................      1,878,900
    1,460   NTT DoCoMo, Inc. + .................................      2,336,615
  107,800   Seven & I Holdings Co., Ltd. + .....................      2,705,124
   26,700   Shin-Etsu Chemical Co., Ltd. + .....................      1,591,435
   34,600   SMC Corp. + ........................................      4,002,853
   92,300   Sony Corp. + .......................................      4,992,245
  305,000   Sumitomo Chemical Co., Ltd. + ......................      2,605,707
   38,900   Takeda Pharmaceutical Co., Ltd. + ..................      2,496,383
   27,100   Tokyo Electron, Ltd. + .............................      1,670,088
   45,800   Toyota Motor Corp. + ...............................      2,596,709
                                                                   ------------
                                                                     46,288,548
                                                                   ------------
            LUXEMBOURG - 0.37%
   11,000   Evraz Group S.A., GDR, Class S .....................        804,100
                                                                   ------------
            MEXICO - 0.43%
  185,900   Cemex S.A.B. de C.V., CPO * ........................        530,899
   12,600   Fomento Economico Mexicano,
               S.A.B. de C.V., SP ADR ..........................        408,240
                                                                   ------------
                                                                        939,139
                                                                   ------------
            NETHERLANDS - 10.93%
  312,700   Aegon NV + .........................................      5,582,623
   75,400   Heineken NV + ......................................      4,951,447
   49,250   Koninklijke (Royal) Philips Electronics NV .........      2,049,293
   27,751   Royal Dutch Shell PLC, ADR .........................      2,237,841
  103,100   TNT NV + ...........................................      4,228,486
  128,825   Unilever NV + ......................................      4,563,209
                                                                   ------------
                                                                     23,612,899
                                                                   ------------
            NORWAY - 1.15%
   76,500   Statoil ASA + ......................................      2,478,446
                                                                   ------------
            RUSSIA - 0.36%
    5,850   Gazprom OAO, SP ADR ................................        308,295
    5,500   LUKOIL, SP ADR .....................................        475,750
                                                                   ------------
                                                                        784,045
                                                                   ------------
            SOUTH AFRICA - 0.89%
   16,600   Barloworld, Ltd. + .................................        277,314
   37,900   Massmart Holdings, Ltd. + ..........................        406,574
   11,400   Sasol, Ltd. + ......................................        576,373
   43,501   Standard Bank Group, Ltd. + ........................        671,251
                                                                   ------------
                                                                      1,931,512
                                                                   ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
---------                                                          ------------

            SOUTH KOREA - 1.64%
    3,735   Daelim Industrial Co., Ltd. + ......................   $    660,716
    8,600   Hyundai Motor Co. + ................................        649,432
    5,300   Kookmin Bank + .....................................        383,327
    3,100   LG Electronics, Inc. + .............................        323,673
    1,530   Lotte Shopping Co., Ltd. + .........................        624,931
      828   POSCO + ............................................        526,497
      600   Samsung Electronics Co., Ltd. + ....................        368,326
                                                                   ------------
                                                                      3,536,902
                                                                   ------------
            SPAIN - 0.75%
   44,000   Repsol YPF SA, SP ADR ..............................      1,622,280
                                                                   ------------
            SWEDEN - 3.88%
  175,200   Nordea AB + ........................................      2,943,735
2,230,200   Telefonaktiebolaget LM Ericsson, Class B + .........      5,448,432
                                                                   ------------
                                                                      8,392,167
                                                                   ------------
            SWITZERLAND - 7.39%
   30,000   Credit Suisse Group + ..............................      1,812,706
    7,425   Nestle SA, Registered Shares + .....................      3,569,979
  117,000   Novartis AG, Registered Shares + ...................      6,635,274
   13,540   Zurich Financial Services AG + .....................      3,946,119
                                                                   ------------
                                                                     15,964,078
                                                                   ------------
            TAIWAN - 0.69%
   15,231   AU Optronics Corp., SP ADR .........................        298,375
  432,000   Chinatrust Financial Holding Co., Ltd. + * .........        314,969
   13,000   High Tech Computer Corp. + .........................        243,143
   63,354   Tiawan Semiconductor Manufacturing Co.,
               Ltd., SP ADR ....................................        628,472
                                                                   ------------
                                                                      1,484,959
                                                                   ------------
            THAILAND - 0.38%
   75,900   PTT Public Co., Ltd. ...............................        820,722
                                                                   ------------
            TURKEY - 0.15%
   49,900   Turkiye Is Bankasi, Class C + ......................        319,624
                                                                   ------------
            UNITED KINGDOM - 19.60%
  233,900   BAE Systems PLC + ..................................      2,211,200
  484,700   BP PLC + ...........................................      5,877,869
  175,800   Diageo PLC + .......................................      3,967,527
   59,300   GlaxoSmithKline PLC, ADR ...........................      3,123,924
  306,100   HSBC Holdings PLC + ................................      5,233,671
  679,768   Kingfisher PLC + ...................................      2,128,164
  247,600   Lloyds TSB Group PLC + .............................      2,521,420
  224,500   Reed Elsevier PLC + ................................      2,819,967
  391,800   Royal Bank of Scotland Group PLC + .................      3,699,463
1,827,837   Vodafone Group PLC + ...............................      6,840,041
  618,600   William Morrison Supermarkets PLC + ................      3,924,086
                                                                   ------------
                                                                     42,347,332
                                                                   ------------
            TOTAL FOREIGN COMMON STOCKS ........................    209,952,094
            (Cost $164,502,936)                                    ------------

RIGHTS - 0.00%
            NETHERLANDS - 0.00%
  128,825   Unilever NV + ......................................             --
                                                                   ------------
            TOTAL RIGHTS .......................................             --
            (Cost $--)                                             ------------

   SHARES                                                              VALUE
---------                                                          ------------

INVESTMENT COMPANY - 4.20%
9,070,876   SSgA Prime Money Market Fund .......................   $  9,070,876
                                                                   ------------
            TOTAL INVESTMENT COMPANY ...........................      9,070,876
            (Cost $9,070,876)                                      ------------

            TOTAL INVESTMENTS - 101.35% ........................    219,022,970
            (Cost $173,573,812)                                    ------------

            LIABILITIES IN EXCESS OF
            OTHER ASSETS - (1.35)% .............................     (2,918,984)
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $216,103,986
                                                                   ============

----------
+ Security is being fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities are $180,428,178 or 83.49% of net assets. (See Note 2)

*       Non-income producing security.

ADR     American Depositary Receipt
CPO     Ordinary Participation Certificate
GDR     Global Depositary Receipt
PLC     Public Limited Company
SP ADR  Sponsored American Depositary Receipt

                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Banks ...............................................................     13.61%
Energy ..............................................................     11.37%
Technology Hardware & Equipment .....................................      9.71%
Food, Beverage & Tobacco ............................................      8.08%
Pharmaceuticals, Biotechnology & Life Science .......................      8.05%
Materials ...........................................................      7.38%
Capital Goods .......................................................      6.78%
Telecommunication Services ..........................................      5.52%
Automobiles & Components ............................................      5.41%
Insurance ...........................................................      4.41%
Consumer Durables & Apparel .........................................      3.89%
Food & Staples Retailing ............................................      3.26%
Transportation ......................................................      2.84%
Media ...............................................................      2.10%
Retailing ...........................................................      1.40%
Semiconductors & Semiconductor Equipment ............................      1.23%
Real Estate .........................................................      0.97%
Diversified Financials ..............................................      0.84%
Household & Personal Products .......................................      0.18%
Utilities ...........................................................      0.12%
Other Assets Net of Liabilities .....................................      2.85%
                                                                        -------
Total ...............................................................    100.00%
                                                                        =======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

   SHARES                                                              VALUE
---------                                                          ------------

COMMON STOCKS - 95.14%
            BANKS - 1.15%
  100,924   Wells Fargo & Co. ..................................   $  3,272,965
                                                                   ------------
            CAPITAL GOODS - 10.38%
   50,991   General Dynamics Corp. .............................      4,526,981
  266,861   General Electric Co. ...............................     10,218,108
   93,442   Textron, Inc. ......................................      6,452,170
  112,031   United Technologies Corp. ..........................      8,376,558
                                                                   ------------
                                                                     29,573,817
                                                                   ------------
            CONSUMER DURABLES & APPAREL - 4.38%
   32,073   Fortune Brands, Inc. ...............................      2,458,395
   65,598   Nike, Inc. .........................................      4,306,509
   76,321   VF Corp. ...........................................      5,708,048
                                                                   ------------
                                                                     12,472,952
                                                                   ------------
            CONSUMER SERVICES - 1.04%
   33,647   Harrah's Entertainment, Inc. .......................      2,963,291
                                                                   ------------
            DIVERSIFIED FINANCIALS - 10.06%
  173,912   Bank of America Corp. ..............................      8,022,561
  123,484   Bank of New York Mellon Corp. ......................      5,922,293
   23,938   Capital One Financial Corp. ........................      1,276,135
  124,689   JPMorgan Chase & Co. ...............................      5,688,312
   58,700   Merrill Lynch & Co., Inc. ..........................      3,518,478
   80,330   Morgan Stanley .....................................      4,234,998
                                                                   ------------
                                                                     28,662,777
                                                                   ------------
            ENERGY - 12.04%
   73,947   BP PLC, SP ADR .....................................      5,378,905
  219,249   Chesapeake Energy Corp. ............................      8,298,575
   39,508   Devon Energy Corp. .................................      3,271,657
        1   Hugoton Royalty Trust ..............................             23
   83,805   Marathon Oil Corp. .................................      4,684,700
  178,739   Williams Cos., Inc. (The) ..........................      6,204,031
  104,463   XTO Energy, Inc. ...................................      6,457,903
                                                                   ------------
                                                                     34,295,794
                                                                   ------------
            FOOD, BEVERAGE & TOBACCO - 0.84%
   91,661   Reddy Ice Holdings, Inc. ...........................      2,391,435
                                                                   ------------
            HEALTH CARE EQUIPMENT & SERVICES - 6.12%
  109,130   Aetna, Inc. ........................................      6,098,184
   82,897   Express Scripts, Inc. * ............................      5,616,272
   37,072   Laboratory Corp. of America Holdings * .............      2,694,022
   54,852   UnitedHealth Group, Inc. ...........................      3,016,860
                                                                   ------------
                                                                     17,425,338
                                                                   ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 2.57%
   98,775   Procter & Gamble Co. (The) .........................      7,309,350
                                                                   ------------
            INSURANCE - 2.43%
   73,451   Prudential Financial, Inc. .........................      6,914,677
                                                                   ------------
            MATERIALS - 6.14%
   82,857   Compass Minerals International, Inc. ...............      3,042,509
  227,566   Nalco Holding Co. ..................................      5,452,481
   66,985   Praxair, Inc. ......................................      5,719,179
  145,592   Valspar Corp. (The) ................................      3,281,644
                                                                   ------------
                                                                     17,495,813
                                                                   ------------

   SHARES                                                              VALUE
---------                                                          ------------

            MEDIA - 5.84%
  424,271   Comcast Corp., Class A * ...........................   $  8,714,526
   50,888   Lamar Advertising Co., Class A .....................      2,646,685
  129,659   Liberty Global, Inc., Class A * ....................      5,266,748
                                                                   ------------
                                                                     16,627,959
                                                                   ------------
            PHARMACEUTICALS, BIOTECHNOLOGY
            & LIFE SCIENCE - 1.75%
   86,576   Abbott Laboratories ................................      4,978,986
                                                                   ------------
            REAL ESTATE - 5.53%
  167,284   CapitalSource, Inc., REIT ..........................      2,803,680
  237,819   CB Richard Ellis Group, Inc., Class A * ............      5,648,201
   50,590   Developers Diversified Realty Corp., REIT ..........      2,246,702
  115,633   Ventas, Inc., REIT .................................      5,041,599
                                                                   ------------
                                                                     15,740,182
                                                                   ------------
            RETAILING - 4.59%
  124,867   Advance Auto Parts, Inc. ...........................      4,490,217
  180,392   Lowe's Cos., Inc. ..................................      4,403,369
   69,740   Target Corp. ......................................       4,188,584
                                                                   ------------
                                                                     13,082,170
                                                                   ------------
            SOFTWARE & SERVICES - 6.48%
   79,052   Accenture, Ltd., Class A ...........................      2,732,037
   80,172   Fiserv, Inc. * .....................................      4,115,229
  164,975   Microsoft Corp. ....................................      5,543,160
  301,034   Oracle Corp. * .....................................      6,074,866
                                                                   ------------
                                                                     18,465,292
                                                                   ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 3.81%
  136,406   Hewlett-Packard Co. ................................      6,978,531
   36,763   International Business Machines Corp. ..............      3,866,732
                                                                   ------------
                                                                     10,845,263
                                                                   ------------
            TELECOMMUNICATION SERVICES - 3.52%
  140,329   AT&T Inc. ..........................................      5,361,971
  108,337   Verizon Communications, Inc. .......................      4,681,242
                                                                   ------------
                                                                     10,043,213
                                                                   ------------
            TRANSPORTATION - 2.09%
  116,276   Norfolk Southern Corp. .............................      5,954,494
                                                                   ------------
            UTILITIES - 4.38%
   45,181   Constellation Energy Group, Inc. ...................      4,527,588
   66,398   Equitable Resources, Inc. ..........................      3,509,798
   54,923   Exelon Corp. .......................................      4,452,608
                                                                   ------------
                                                                     12,489,994
                                                                   ------------
            TOTAL COMMON STOCKS ................................    271,005,762
            (Cost $213,012,620)                                    ------------

EXCHANGE-TRADED FUND - 2.49%
  228,660   Financial Select Sector SPDR Fund ..................      7,088,460
                                                                   ------------
            TOTAL EXCHANGE-TRADED FUND .........................      7,088,460
            (Cost $6,876,469)                                      ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2007
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
---------                                                          ------------

INVESTMENT COMPANY - 2.53%
7,207,357   SSgA Prime Money Market Fund .......................   $  7,207,357
                                                                   ------------
            TOTAL INVESTMENT COMPANY ...........................      7,207,357
            (Cost $7,207,357)                                      ------------

            TOTAL INVESTMENTS - 100.16% ........................    285,301,579
            (Cost $227,096,446)                                    ------------

            LIABILITIES IN EXCESS OF
            OTHER ASSETS - (0.16)% .............................       (455,747)
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $284,845,832
                                                                   ============
----------
*        Non-income producing security.

PLC      Public Limited Company
REIT     Real Estate Investment Trust
SP ADR   Sponsored American Depositary Receipt

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Other Common Stocks & Exchange-Traded Fund .....................    14.36%
Energy .........................................................    12.04%
Capital Goods ..................................................    10.38%
Diversified Financials .........................................    10.06%
Software & Services ............................................     6.48%
Materials ......................................................     6.14%
Health Care Equipment & Services ...............................     6.12%
Media ..........................................................     5.84%
Real Estate ....................................................     5.53%
Retailing ......................................................     4.59%
Consumer Durables & Apparel ....................................     4.38%
Utilities ......................................................     4.38%
Technology Hardware & Equipment ................................     3.81%
Telecommunication Services .....................................     3.52%
Other Assets Net of Liabilities ................................     2.37%
                                                                   ------
Total ..........................................................   100.00%
                                                                   ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                                                         MID-CAP        MULTI-CAP
                                                                                          GROWTH          GROWTH       GLOBAL VALUE
                                                                                           FUND            FUND            FUND
                                                                                       ------------   -------------   -------------
ASSETS:
Investments:
   Investments at cost .............................................................   $ 74,476,651   $ 279,489,107   $  92,829,714
   Net unrealized appreciation .....................................................     18,868,795     174,059,376      12,804,965
                                                                                       ------------   -------------   -------------
   Total investments at value ......................................................     93,345,446     453,548,483     105,634,679
                                                                                       ------------   -------------   -------------
Foreign currency at value (cost $9,156) ............................................             --              --              --
Receivables:
   Investments sold ................................................................             --       4,288,793              --
   Fund shares sold ................................................................         66,089         387,581          80,000
   Dividends .......................................................................         64,620         184,855          73,749
   Dividend reclaims ...............................................................             --              --          39,092
   Miscellaneous ...................................................................         89,150              --              --
Other assets .......................................................................             --              --           5,368
                                                                                       ------------   -------------   -------------
   Total Assets ....................................................................     93,565,305     458,409,712     105,832,888
                                                                                       ------------   -------------   -------------
LIABILITIES:
Payables:
   To custodian ....................................................................             --              --              --
   Investments purchased ...........................................................             --       4,529,156          56,957
   Fund shares repurchased .........................................................          6,548         615,905         132,167
   Advisory fees (Note 3) ..........................................................         65,306         312,638          78,349
   Administration fees (Note 4) ....................................................          3,311          19,159           6,538
   Transfer Agent fees (Note 4) ....................................................          1,920           4,285           1,644
   Trustees fees (Note 5) ..........................................................          2,177          10,543           2,495
   Distribution fees (Note 4) ......................................................          3,971              --              --
Accrued expenses and other payables ................................................         26,317          98,031          52,388
                                                                                       ------------   -------------   -------------
   Total Liabilities ...............................................................        109,550       5,589,717         330,538
                                                                                       ------------   -------------   -------------
NET ASSETS .........................................................................   $ 93,455,755   $ 452,819,995   $ 105,502,350
                                                                                       ============   =============   =============
NET ASSETS CONSIST OF:
Par value ..........................................................................   $      6,754   $      31,646   $       7,318
Paid-in capital in excess of par value .............................................     50,910,637     197,630,928      78,435,974
Accumulated undistributed net investment income ....................................        188,798          21,667         897,757
Accumulated net realized gain on investments sold and foreign currency
   transactions ....................................................................     23,480,771      81,076,378      13,353,431
Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currency .....................................     18,868,795     174,059,376      12,807,870
                                                                                       ------------   -------------   -------------
TOTAL NET ASSETS ...................................................................   $ 93,455,755   $ 452,819,995   $ 105,502,350
                                                                                       ============   =============   =============
DISTRIBUTOR CLASS:
   Net Assets ......................................................................   $ 19,514,932   $          --   $          --
   Shares of beneficial interest outstanding (unlimited authorization) .............      1,425,046              --              --
                                                                                       ============   =============   =============
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) ...........................................   $      13.69   $          --   $          --
                                                                                       ============   =============   =============
INSTITUTIONAL CLASS:
   Net Assets ......................................................................   $ 73,940,823   $ 452,819,995   $ 105,502,350
   Shares of beneficial interest outstanding (unlimited authorization) .............      5,329,255      31,645,840       7,318,330
                                                                                       ============   =============   =============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) ..............................................   $      13.87   $       14.31   $       14.42
                                                                                       ============   =============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                                                           EQUITY
                                                                                       INTERNATIONAL       INCOME
                                                                                            FUND            FUND
                                                                                       -------------   -------------
ASSETS:
Investments:
   Investments at cost .............................................................   $ 173,573,812   $ 227,096,446
   Net unrealized appreciation .....................................................      45,449,158      58,205,133
                                                                                       -------------   -------------
   Total investments at value ......................................................     219,022,970     285,301,579
                                                                                       -------------   -------------
Foreign currency at value (cost $9,156) ............................................           9,230              --
Receivables:
   Investments sold ................................................................         623,297       9,003,174
   Fund shares sold ................................................................              --         102,000
   Dividends .......................................................................         601,884         447,345
   Dividend reclaims ...............................................................           9,057              --
   Miscellaneous ...................................................................              --              --
Other assets .......................................................................              --              --
                                                                                       -------------   -------------
   Total Assets ....................................................................     220,266,438     294,854,098
                                                                                       -------------   -------------
LIABILITIES:
Payables:
   To custodian ....................................................................           2,883              --
   Investments purchased ...........................................................       3,256,618       9,626,570
   Fund shares repurchased .........................................................         575,546          69,477
   Advisory fees (Note 3) ..........................................................         204,321         197,211
   Administration fees (Note 4) ....................................................          14,364          12,080
   Transfer Agent fees (Note 4) ....................................................           2,487           3,006
   Trustees fees (Note 5) ..........................................................           5,093           6,651
   Distribution fees (Note 4) ......................................................              --              --
Accrued expenses and other payables ................................................         101,140          93,271
                                                                                       -------------   -------------
   Total Liabilities ...............................................................       4,162,452      10,008,266
                                                                                       -------------   -------------
NET ASSETS .........................................................................   $ 216,103,986   $ 284,845,832
                                                                                       =============   =============
NET ASSETS CONSIST OF:
Par value ..........................................................................   $      13,868   $      23,950
Paid-in capital in excess of par value .............................................     133,657,947     200,326,573
Accumulated undistributed net investment income ....................................       2,509,747       2,734,447
Accumulated net realized gain on investments sold and foreign currency
   transactions ....................................................................      34,439,405      23,555,729
Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currency .....................................      45,483,019      58,205,133
                                                                                       -------------   -------------
TOTAL NET ASSETS ...................................................................   $ 216,103,986   $ 284,845,832
                                                                                       =============   =============
DISTRIBUTOR CLASS:
   Net Assets ......................................................................   $          --   $
   Shares of beneficial interest outstanding (unlimited authorization) .............              --              --
                                                                                       =============   =============
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) ...........................................   $          --   $          --
                                                                                       =============   =============
INSTITUTIONAL CLASS:
   Net Assets ......................................................................   $ 216,103,986   $ 284,845,832
   Shares of beneficial interest outstanding (unlimited authorization) .............      13,868,092      23,950,187
                                                                                       =============   =============
   Net asset value, offering and redemption price per share (Net Assets/Shares
      Outstanding) .................................................................   $       15.58   $       11.89
                                                                                       =============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                                                         MID-CAP       MULTI-CAP
                                                                                         GROWTH          GROWTH       GLOBAL VALUE
                                                                                          FUND            FUND            FUND
                                                                                       ------------   -------------   ------------
INVESTMENT INCOME:
   Interest .......................................................................    $         --   $          --   $         41
   Dividends ......................................................................       1,359,388       4,599,649      2,282,551
   Less: foreign taxes withheld ...................................................          (7,667)             --       (108,517)
                                                                                       ------------   -------------   ------------
   Total investment income ........................................................       1,351,721       4,599,649      2,174,075
                                                                                       ------------   -------------   ------------

EXPENSES:
   Advisory fees (Note 3) .........................................................         855,777       3,912,792        900,857
   Administration fees (Note 4) ...................................................          43,622         196,104         57,037
   Distribution fees (Note 4) .....................................................          55,448              --             --
   Custody fees ...................................................................          25,682          30,590         60,605
   Transfer agent fees (Note 4) ...................................................          40,348          52,098         19,187
   Registration and filing fees ...................................................          31,080          20,013         17,374
   Professional fees ..............................................................          62,276         248,388         64,235
   Printing fees ..................................................................          14,576          32,151          8,676
   Trustees fees (Note 5) .........................................................          13,252          65,922         14,268
   Amortization of offering costs .................................................              --              --             --
   Miscellaneous fees .............................................................           7,274          19,924          1,682
                                                                                       ------------   -------------   ------------
   Total expenses before recoupment ...............................................       1,149,335       4,577,982      1,143,921
   Plus net expenses recouped (Note 3) ............................................          13,588              --         76,874
                                                                                       ------------   -------------   ------------
   Total expenses .................................................................       1,162,923       4,577,982      1,220,795
                                                                                       ------------   -------------   ------------
NET INVESTMENT INCOME .............................................................         188,798          21,667        953,280
                                                                                       ------------   -------------   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions ...................................      23,666,425      81,458,089     13,463,894
   Net realized gain (loss) on foreign currency transactions ......................              --              --        (48,971)
   Net change in unrealized appreciation (depreciation) on investments ............      11,481,927     154,117,928      7,505,753
   Net change in unrealized appreciation on translation of assets
     and liabilities denominated in foreign currency ..............................              --              --          2,940
                                                                                       ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................................      35,148,352     235,576,017     20,923,616
                                                                                       ------------   -------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $ 35,337,150   $ 235,597,684   $ 21,876,896
                                                                                       ============   =============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                                                           EQUITY
                                                                                       INTERNATIONAL       INCOME
                                                                                           FUND             FUND
                                                                                       -------------   -------------
INVESTMENT INCOME:
   Interest .......................................................................    $          --   $       2,009
   Dividends ......................................................................        6,189,850       5,955,374
   Less: foreign taxes withheld ...................................................         (523,958)             --
                                                                                       -------------   -------------
   Total investment income ........................................................        5,665,892       5,957,383
                                                                                       -------------   -------------
EXPENSES:
   Advisory fees (Note 3) .........................................................        2,449,404       2,382,918
   Administration fees (Note 4) ...................................................          120,932         119,708
   Distribution fees (Note 4) .....................................................               --              --
   Custody fees ...................................................................          124,467          18,182
   Transfer agent fees (Note 4) ...................................................           29,628          35,622
   Registration and filing fees ...................................................           17,794          36,717
   Professional fees ..............................................................          135,464         153,350
   Printing fees ..................................................................           16,507          21,217
   Trustees fees (Note 5) .........................................................           23,077          40,763
   Amortization of offering costs .................................................               --             325
   Miscellaneous fees .............................................................           15,649          34,556
                                                                                       -------------   -------------
   Total expenses before recoupment ...............................................        2,932,922       2,843,358
   Plus net expenses recouped (Note 3) ............................................           43,849          91,028
                                                                                       -------------   -------------
   Total expenses .................................................................        2,976,771       2,934,386
                                                                                       -------------   -------------
NET INVESTMENT INCOME .............................................................        2,689,121       3,022,997
                                                                                       -------------   -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions ...................................       34,544,904      24,025,945
   Net realized gain (loss) on foreign currency transactions ......................         (170,018)             --
   Net change in unrealized appreciation (depreciation) on investments ............      (12,026,524)     54,005,504
   Net change in unrealized appreciation on translation of assets
     and liabilities denominated in foreign currency ..............................           19,503              --
                                                                                       -------------   -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................................       22,367,865      78,031,449
                                                                                       -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $  25,056,986   $  81,054,446
                                                                                       =============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   MID-CAP
                                                                                                   GROWTH
                                                              GROWTH FUND                           FUND
                                                    -------------------------------   --------------------------------
                                                      YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                     NOVEMBER 30,     NOVEMBER 30,      NOVEMBER 30,     NOVEMBER 30,
                                                         2007             2006              2007             2006
                                                    --------------   --------------   ---------------   --------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) .................   $      188,798   $      (30,030)  $        21,667   $     (452,677)
   Net realized gain (loss) on investments
     and foreign currency transactions ..........       23,666,425        4,653,920        81,458,089          768,905
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ............       11,481,927       (3,043,513)      154,117,928        7,834,439
                                                    --------------   --------------   ---------------   --------------
Net increase in net assets resulting from
   operations ...................................       35,337,150        1,580,377       235,597,684        8,150,667
                                                    --------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class ........................               --               --                --               --
   From realized gains on investments:
     Distributor Class ..........................         (251,802)      (8,893,139)               --               --
     Institutional Class ........................         (804,105)      (5,600,306)               --               --
                                                    --------------   --------------   ---------------   --------------
Total Distributions .............................       (1,055,907)     (14,493,445)               --               --
                                                    --------------   --------------   ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class ..........................          949,343       10,185,522                --               --
     Institutional Class ........................        6,894,282        9,268,287        29,820,080       29,097,791
   Dividends reinvested:
     Distributor Class ..........................          249,955        8,826,072                --               --
     Institutional Class ........................          803,749        5,586,776                --               --
   Cost of shares redeemed:
     Distributor Class ..........................      (12,354,827)     (33,390,018)               --               --
     Institutional Class ........................      (38,595,933)     (12,454,243)     (145,749,064)     (29,671,501)
   Subscription in-kind (Note 1)
     Institutional Class ........................       50,493,463               --       225,189,751               --
                                                    --------------   --------------   ---------------   --------------
Change in net assets from capital share
   transactions .................................        8,440,032      (11,977,604)      109,260,767         (573,710)
                                                    --------------   --------------   ---------------   --------------
Net change in net assets ........................       42,721,275      (24,890,672)      344,858,451        7,576,957
NET ASSETS:
   Beginning of Period ..........................       50,734,480       75,625,152       107,961,544      100,384,587
                                                    --------------   --------------   ---------------   --------------
   End of period (including line A) .............   $   93,455,755   $   50,734,480   $   452,819,995   $  107,961,544
                                                    ==============   ==============   ===============   ==============
(A) Undistributed (distributions in excess of)
   net investment income ........................   $      188,798   $           --   $        21,667   $           --
                                                    ==============   ==============   ===============   ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued .....................................           73,400          799,360                --               --
     Reinvested .................................           20,174          699,958                --               --
     Redeemed ...................................         (970,629)      (2,547,681)               --               --
   Institutional Class:
     Issued .....................................          530,657          715,724         2,153,306        2,417,677
     Reinvested .................................           64,197          440,789                --               --
     Redeemed ...................................       (3,013,635)        (966,761)      (10,977,371)      (2,463,000)
     Subscription in-kind (Note 1) ..............        5,925,357               --        31,928,448               --
                                                    --------------   --------------   ---------------   --------------
Net increase (decrease) in share transactions ...        2,629,521         (858,611)       23,104,383          (45,323)
                                                    ==============   ==============   ===============   ==============

----------
(a) Atlantic Whitehall Equity Fund, Institutional Class, commenced investment operations on December 1, 2005.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                              MULTI-CAP
                                                            GLOBAL VALUE                   INTERNATIONAL
                                                                FUND                            FUND
                                                    ----------------------------   -----------------------------
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                         2007           2006            2007            2006
                                                    -------------   ------------   -------------   -------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) .................   $     953,280   $    104,430   $   2,689,121   $   3,200,611
   Net realized gain (loss) on investments
     and foreign currency transactions ..........      13,414,923      1,965,726      34,374,886      18,918,017
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ............       7,508,693      3,767,830     (12,007,021)     23,233,840
                                                    -------------   ------------   -------------   -------------
Net increase in net assets resulting from
   operations ...................................      21,876,896      5,837,986      25,056,986      45,352,468
                                                    -------------   ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class ........................          (5,457)      (152,915)       (136,127)     (5,010,295)
   From realized gains on investments:
     Distributor Class ..........................              --             --              --              --
     Institutional Class ........................        (209,543)    (2,526,393)       (551,923)    (35,983,331)
                                                    -------------   ------------   -------------   -------------
Total Distributions .............................        (215,000)    (2,679,308)       (688,050)    (40,993,626)
                                                    -------------   ------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class ..........................              --             --              --              --
     Institutional Class ........................      40,338,124      9,087,866      26,905,540      15,551,804
   Dividends reinvested:
     Distributor Class ..........................              --             --              --              --
     Institutional Class ........................         208,357      2,549,155         542,531      35,040,383
   Cost of shares redeemed:
     Distributor Class ..........................              --             --              --              --
     Institutional Class ........................     (20,702,009)    (2,956,022)    (31,962,610)    (40,593,728)
   Subscription in-kind (Note 1)
     Institutional Class ........................      33,237,431             --              --              --
                                                    -------------   ------------   -------------   -------------
Change in net assets from capital share
   transactions .................................      53,081,903      8,680,999      (4,514,539)      9,998,459
                                                    -------------   ------------   -------------   -------------
Net change in net assets ........................      74,743,799     11,839,677      19,854,397      14,357,301
NET ASSETS:
   Beginning of Period ..........................      30,758,551     18,918,874     196,249,589     181,892,288
                                                    -------------   ------------   -------------   -------------
   End of period (including line A) .............   $ 105,502,350   $ 30,758,551   $ 216,103,986   $ 196,249,589
                                                    =============   ============   =============   =============
(A) Undistributed (distributions in excess of)
   net investment income ........................   $     897,757   $     (1,095)  $   2,509,747   $     126,771
                                                    =============   ============   =============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued .....................................              --             --              --              --
     Reinvested .................................              --             --              --              --
     Redeemed ...................................              --             --              --              --
   Institutional Class:
     Issued .....................................       2,839,659        742,453       1,805,627       1,100,367
     Reinvested .................................          15,705        212,467          37,917       2,636,633
     Redeemed ...................................      (1,443,733)      (244,915)     (2,116,398)     (2,922,654)
     Subscription in-kind (Note 1) ..............       3,518,127             --              --              --
                                                    -------------   ------------   -------------   -------------
Net increase (decrease) in share transactions ...       4,929,758        710,005        (272,854)        814,346
                                                    =============   ============   =============   =============

                                                              EQUITY INCOME
                                                                   FUND
                                                      ----------------------------
                                                        YEAR ENDED     YEAR ENDED
                                                       NOVEMBER 30,   NOVEMBER 30,
                                                           2007         2006(a)
                                                      -------------   ------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) ...................   $   3,022,997   $    394,084
   Net realized gain (loss) on investments
     and foreign currency transactions ............      24,025,945       (470,216)
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ..............      54,005,504      4,199,629
                                                      -------------   ------------
Net increase in net assets resulting from
   operations .....................................      81,054,446      4,123,497
                                                      -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class ..........................        (383,416)      (302,769)
   From realized gains on investments:
     Distributor Class ............................              --             --
     Institutional Class ..........................              --             --
                                                      -------------   ------------
Total Distributions ...............................        (383,416)      (302,769)
                                                      -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class ............................              --             --
     Institutional Class ..........................      44,721,543     50,132,943
   Dividends reinvested:
     Distributor Class ............................              --             --
     Institutional Class ..........................          52,463        228,575
   Cost of shares redeemed:
     Distributor Class ............................              --             --
     Institutional Class ..........................     (63,490,972)    (4,981,658)
   Subscription in-kind (Note 1)
     Institutional Class ..........................     173,691,180             --
                                                      -------------   ------------
Change in net assets from capital share
   transactions ...................................     154,974,214     45,379,860
                                                      -------------   ------------
Net change in net assets ..........................     235,645,244     49,200,588
NET ASSETS:
   Beginning of Period ............................      49,200,588             --
                                                      -------------   ------------
   End of period (including line A) ...............   $ 284,845,832   $ 49,200,588
                                                      =============   ============
(A) Undistributed (distributions in excess of)
   net investment income ..........................   $   2,734,447   $     91,315
                                                      =============   ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued .......................................              --             --
     Reinvested ...................................              --             --
     Redeemed .....................................              --             --
   Institutional Class:
     Issued .......................................       3,806,138      4,937,779
     Reinvested ...................................           4,676         21,175
     Redeemed .....................................      (5,499,327)      (488,106)
     Subscription in-kind (Note 1) ................      21,167,852             --
                                                      -------------   ------------
Net increase (decrease) in share transactions .....      19,479,339      4,470,848
                                                      =============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            GROWTH FUND - DISTRIBUTOR CLASS
                                                               ---------------------------------------------------------
                                                                                YEARS ENDED NOVEMBER 30,
                                                               ---------------------------------------------------------
                                                                 2007         2006       2005       2004         2003
                                                               --------     --------   --------   --------   -----------
NET ASSET VALUE,
Beginning of Year ..........................................   $  12.24     $  15.15   $  15.50   $  15.63   $     13.55
                                                               --------     --------   --------   --------   -----------
Income (loss) from Investment Operations:
   Net investment income (loss) ............................         --(a)     (0.02)     (0.05)     (0.05)        (0.10)
   Net realized and unrealized gain (loss)
      on investment transactions ...........................       1.56         0.49       1.11      (0.08)         2.18
                                                               --------     --------   --------   --------   -----------
   Total income (loss) from
      investment operations ................................       1.56         0.47       1.06      (0.13)         2.08
                                                               --------     --------   --------   --------   -----------
Less Distributions from:
   Realized gains ..........................................      (0.11)       (3.38)     (1.41)        --            --
                                                               --------     --------   --------   --------   -----------
   Total Distributions .....................................      (0.11)       (3.38)     (1.41)        --            --
                                                               --------     --------   --------   --------   -----------
Net change in net asset value per share ....................       1.45        (2.91)     (0.35)     (0.13)         2.08
                                                               --------     --------   --------   --------   -----------
   NET ASSET VALUE,
      End of Year ..........................................   $  13.69     $  12.24   $  15.15   $  15.50   $     15.63
                                                               ========     ========   ========   ========   ===========
Total Return(b) ............................................      12.80%        3.67%      7.19%     (0.83)%       15.35%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ...............   $ 19,515     $ 28,182   $ 50,744   $ 80,277   $   161,771
Ratios to average net assets:
   Expenses before waivers/recoupment ......................       1.34%        1.61%      1.50%      1.51%         1.54%
   Expenses after waivers/recoupment .......................       1.35%        1.35%      1.35%      1.39%         1.39%
   Net investment loss (after waivers/recoupment) ..........      (0.01)%      (0.15)%    (0.27)%    (0.22)%       (0.70)%
Portfolio Turnover Rate ....................................         92%(c)       38%        36%        41%           14%(d)

----------
(a)   Represents less than $0.005 per share.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)   Portfolio turnover rate excludes the effect of the subscription in-kind.

(d)   Portfolio turnover rate excludes the effect of the redemption in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             GROWTH FUND - INSTITUTIONAL CLASS
                                                               ------------------------------------------------------------
                                                                         YEARS ENDED NOVEMBER 30,              PERIOD ENDED
                                                               --------------------------------------------    NOVEMBER 30,
                                                                 2007         2006       2005        2004         2003(a)
                                                               --------     --------   --------    --------    ------------
NET ASSET VALUE,
Beginning of Year ..........................................   $  12.37     $  15.24   $  15.55    $  15.63    $      14.72
                                                               --------     --------   --------    --------    ------------
Income (loss) from Investment Operations:
   Net investment income (loss) ............................       0.04         0.02         --(b)       --(b)        (0.02)
   Net realized and unrealized gain (loss) on
      investment transactions ..............................       1.57         0.49       1.10       (0.08)           0.93
                                                               --------     --------   --------    --------    ------------
   Total income (loss) from investment operations ..........       1.61         0.51       1.10       (0.08)           0.91
                                                               --------     --------   --------    --------    ------------
Less Distributions from:
   Realized gains ..........................................      (0.11)       (3.38)     (1.41)         --              --
                                                               --------     --------   --------    --------    ------------
   Total Distributions .....................................      (0.11)       (3.38)     (1.41)         --              --
                                                               --------     --------   --------    --------    ------------
Net change in net asset value per share ....................       1.50        (2.87)     (0.31)      (0.08)           0.91
                                                               --------     --------   --------    --------    ------------
NET ASSET VALUE,
   End of Year .............................................   $  13.87     $  12.37   $  15.24    $  15.55    $      15.63
                                                               ========     ========   ========    ========    ============
Total Return(c) ............................................      13.07%        3.94%      7.45%      (0.51)%          6.18%(d)
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ...............   $ 73,941     $ 22,552   $ 24,881    $ 40,785    $     17,519
Ratios to average net assets:
   Expenses before waivers/recoupment ......................       1.09%        1.36%      1.25%       1.26%           1.29%
   Expenses after waivers/recoupment .......................       1.10%        1.10%      1.10%       1.14%           1.14%
   Net investment income (loss)
      (after waivers/recoupment) ...........................       0.24%        0.10%     (0.02)%      0.03%          (0.56)%
Portfolio Turnover Rate ....................................         92%(e)       38%        36%         41%             14%(f)

----------
(a) Atlantic Whitehall Growth Fund, Institutional Class commenced investment operations on August 20, 2003.

(b)   Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)   Not Annualized.

(e)   Portfolio turnover rate excludes the effect of the subscription in-kind.

(f)   Portfolio turnover rate excludes the effect of the redemption in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                                                                       -----------------------------------------------
                                                                           YEARS ENDED NOVEMBER 30,       PERIOD ENDED
                                                                       --------------------------------    NOVEMBER 30
                                                                         2007         2006       2005       2004(a)
                                                                       --------     --------   --------   ------------
NET ASSET VALUE,
Beginning of Year ..................................................   $  12.64     $  11.69   $  10.65   $      10.00
                                                                       --------     --------   --------   ------------
Income from Investment Operations:
   Net investment income (loss) ....................................         --(b)     (0.05)     (0.05)         (0.05)
   Net realized and unrealized gain on investment transactions .....       1.67         1.00       1.09           0.70
                                                                       --------     --------   --------   ------------
   Total income from investment operations .........................       1.67         0.95       1.04           0.65
                                                                       --------     --------   --------   ------------
   Net change in net asset value per share .........................       1.67         0.95       1.04           0.65
                                                                       --------     --------   --------   ------------
NET ASSET VALUE,
   End of Year .....................................................   $  14.31     $  12.64   $  11.69   $      10.65
                                                                       ========     ========   ========   ============
Total Return(c) ....................................................      13.21%        8.13%      9.77%          6.50%(d)
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .......................   $452,820     $107,962   $100,385   $     46,358
Ratios to average net assets:
   Expenses before waivers .........................................       0.99%        1.24%      1.23%          1.30%
   Expenses after waivers ..........................................       0.99%        1.21%      1.23%          1.30%
   Net investment income (loss) (after waivers) ....................       0.00%(e)    (0.42)%    (0.67)%        (0.81)%
Portfolio Turnover Rate ............................................         44%(f)       30%        25%            18%(d)

----------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)   Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)   Not Annualized.

(e)   Represents less than 0.005% per share.

(f)   Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MULTI-CAP GLOBAL VALUE FUND - INSTITUTIONAL CLASS
                                                                     ------------------------------------------------------
                                                                             YEARS ENDED NOVEMBER 30,          PERIOD ENDED
                                                                     ---------------------------------------   NOVEMBER 30
                                                                         2007           2006         2005         2004(a)
                                                                     -----------     ----------   ----------   ------------
NET ASSET VALUE,
Beginning of Year ................................................   $     12.88     $    11.27   $    10.40   $      10.00
                                                                     -----------     ----------   ----------   ------------
Income from Investment Operations:
   Net investment income .........................................          0.13           0.05         0.05           0.04
   Net realized and unrealized gain on investment and foreign
      currency transactions ......................................          1.45           2.92         0.87           0.36
                                                                     -----------     ----------   ----------   ------------
   Total income from investment operations .......................          1.58           2.97         0.92           0.40
                                                                     -----------     ----------   ----------   ------------
Less Distributions from:
   Net investment income .........................................            --(b)       (0.08)       (0.04)            --
   Realized gains ................................................         (0.04)         (1.28)       (0.01)            --
                                                                     -----------     ----------   ----------   ------------
   Total Distributions ...........................................         (0.04)         (1.36)       (0.05)            --
                                                                     -----------     ----------   ----------   ------------
   Net change in net asset value per share .......................          1.54           1.61         0.87           0.40
                                                                     -----------     ----------   ----------   ------------
NET ASSET VALUE,
   End of Year ...................................................   $     14.42     $    12.88   $    11.27   $      10.40
                                                                     ===========     ==========   ==========   ============
Total Return (c) .................................................         12.26%         27.78%        8.91%          4.00%(d)
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .....................   $   105,502     $   30,759   $   18,919   $     18,548
Ratios to average net assets:
   Expenses before waivers/recoupment ............................          1.14%          1.67%        1.64%          1.54%
   Expenses after waivers/recoupment .............................          1.22%          1.30%        1.30%          1.30%
   Net investment income (after waivers/recoupment) ..............          0.95%          0.45%        0.39%          0.49%
Portfolio Turnover Rate ..........................................            74%(e)         59%          59%            76%(d)

----------
(a) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)   Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)   Not Annualized.

(e)   Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              INTERNATIONAL FUND - INSTITUTIONAL CLASS
                                                                    ------------------------------------------------------------
                                                                               YEARS ENDED NOVEMBER 30,             PERIOD ENDED
                                                                    ---------------------------------------------   NOVEMBER 30,
                                                                       2007        2006        2005        2004       2003(a)
                                                                    ---------   ---------   ---------   ---------   ------------
NET ASSET VALUE,
Beginning of Year ...............................................   $   13.88   $   13.65   $   13.01   $   10.55   $      10.00
                                                                    ---------   ---------   ---------   ---------   ------------
Income from Investment Operations:
   Net investment income ........................................        0.19        0.24        0.17        0.11           0.01
   Net realized and unrealized gain on investment and
      foreign currency transactions .............................        1.56        3.12        1.09        2.40           0.54
                                                                    ---------   ---------   ---------   ---------   ------------
   Total income from investment operations ......................        1.75        3.36        1.26        2.51           0.55
                                                                    ---------   ---------   ---------   ---------   ------------
Less Distributions from:
   Net investment income ........................................       (0.01)      (0.38)      (0.10)         --             --
   Realized gains ...............................................       (0.04)      (2.75)      (0.52)      (0.05)            --
                                                                    ---------   ---------   ---------   ---------   ------------
   Total Distributions ..........................................       (0.05)      (3.13)      (0.62)      (0.05)            --
                                                                    ---------   ---------   ---------   ---------   ------------
   Net change in net asset value per share ......................        1.70        0.23        0.64        2.46           0.55
                                                                    ---------   ---------   ---------   ---------   ------------
NET ASSET VALUE,
   End of Year ..................................................   $   15.58   $   13.88   $   13.65   $   13.01   $      10.55
                                                                    =========   =========   =========   =========   ============
Total Return(b) .................................................       12.63%      27.06%       9.96%      23.88%          5.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ....................   $ 216,104   $ 196,250   $ 181,892   $ 187,470   $    157,864
Ratios to average net assets:
   Expenses before waivers/recoupment ...........................        1.38%       1.54%       1.53%       1.60%          1.50%
   Expenses after waivers/recoupment ............................        1.40%       1.50%       1.53%       1.60%          1.50%
   Net investment income (after waivers/recoupment) .............        1.26%       1.70%       1.16%       0.94%          0.26%
Portfolio Turnover Rate .........................................          34%         17%         34%         37%            12%(c)

----------
(a) Atlantic Whitehall International Fund, Institutional Class commenced investment operations on September 5, 2003.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)   Not Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          EQUITY INCOME FUND
                                                                         INSTITUTIONAL CLASS
                                                                       ------------------------
                                                                       YEARS ENDED NOVEMBER 30,
                                                                       ------------------------
                                                                          2007         2006(a)
                                                                       ----------    ----------
NET ASSET VALUE,
Beginning of Year ..................................................   $    11.00    $    10.00
                                                                       ----------    ----------
Income from Investment Operations:
   Net investment income ...........................................         0.11          0.08
   Net realized and unrealized gain on investment transactions .....         0.80          0.99
                                                                       ----------    ----------
   Total gain from investment operations ...........................         0.91          1.07
                                                                       ----------    ----------
Less Distributions from:
   Net investment income ...........................................        (0.02)        (0.07)
                                                                       ----------    ----------
   Total Distributions .............................................        (0.02)        (0.07)
                                                                       ----------    ----------
Net change in net asset value per share ............................         0.89          1.00
                                                                       ----------    ----------
NET ASSET VALUE,
   End of Year .....................................................   $    11.89    $    11.00
                                                                       ==========    ==========
Total Return(b) ....................................................         8.14%        10.87%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .......................   $  284,846    $   49,201
Ratios to average net assets:
   Expenses before waivers/recoupment ..............................         1.01%         1.64%
   Expenses after waivers/recoupment ...............................         1.05%         1.10%
   Net investment income (after waivers and recoupment) ............         1.08%         1.32%
Portfolio Turnover Rate ............................................           95%(c)        43%

----------
(a) Atlantic Whitehall Equity Income Fund, Institutional Class commenced investment operations on December 1, 2005.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not affect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)   Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust consists of five separate investment portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund (individually, a "Fund," and collectively, the "Funds"). Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class) and Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund are each authorized to issue one class of shares (Institutional Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. These financial statements include the Trust's active portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund.

At meetings on May 3, 2006 and July 26, 2006, the Board of Trustees of the Trust considered and approved certain tax-free exchanges (the "Reorganizations") that had the effect of transferring the net assets of various common trust funds ("CTFs") for which Atlantic Trust Company, N.A. serves as trustee and adviser into the Funds. The Reorganizations occurred on December 1, 2006. A list of each of the CTFs and the Funds into which the CTF assets were transferred is set forth below.

                                                                                       PURCHASE       SHARES
CTF FUND                                       ATLANTIC WHITEHALL FUND                  AMOUNT        ISSUED
--------------------------------------------   -----------------------------------   ------------   ----------
Atlantic Trust Large-Cap Fund                  Atlantic Whitehall Growth Fund,
                                               Institutional Class                   $ 70,066,095    5,691,803
Atlantic Trust Retirement Growth Fund          Atlantic Whitehall Growth Fund,
                                               Institutional Class                      2,875,047      233,554
Atlantic Trust Mid-Cap Growth Fund             Atlantic Whitehall Mid-Cap Growth
                                               Fund, Institutional Class              390,628,674   31,076,267
Atlantic Trust Retirement Mid-Cap              Atlantic Whitehall Mid-Cap Growth
Growth Fund                                    Fund, Institutional Class               10,711,909      852,181
Atlantic Trust Multi-Cap Global Value Fund     Atlantic Whitehall Multi-Cap Global
                                               Value Fund, Institutional Class         38,129,931    2,962,699
Atlantic Trust Retirement Multi-Cap            Atlantic Whitehall Multi-Cap Global
Global Value Fund                              Value Fund, Institutional Class          7,148,361      555,428
Atlantic Trust Equity Income Fund              Atlantic Whitehall Equity Income
                                               Fund, Institutional Class              225,322,530   20,502,505
Atlantic Trust Retirement Equity Income Fund   Atlantic Whitehall Equity Income
                                               Fund, Institutional Class                7,312,161      665,347

The Reorganizations resulted in a subscription in-kind for each of the Funds listed above, which was comprised of the following:

                                                                                TOTAL          UNREALIZED
                                                  COST OF                  SUBSCRIPTION-IN    APPRECIATION
FUND                                            SECURITIES       CASH            KIND        (DEPRECIATION)
--------------------------------------------   ------------   ----------   ---------------   --------------
Growth Fund ................................   $ 48,792,787   $1,700,676     $ 50,493,463     $ 22,447,678
Mid-Cap Growth Fund ........................    220,074,681    5,115,070      225,189,751      176,150,832
Multi-Cap Global Value Fund ................     30,839,482    2,397,949       33,237,431       12,040,861
Equity Income Fund .........................    166,947,275    6,743,905      173,691,180       58,943,510

Expenses related to the Reorganizations were funded by both Stein Roe Investment Counsel, Inc. (the "Adviser") and the Funds (allocated on an asset-weighted basis). To the extent a Fund's existing expense cap precluded the Fund from bearing some of the costs, the Adviser paid the Fund's allocated portion. Expenses related to the Reorganization totaling $150,416 were accrued during the prior year and paid in the current fiscal year.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. A Fund will use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs that materially affects the value of the security after the closing price or the latest bid price is obtained from an exchange that closes before a Fund calculates its net asset value. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007 (CONTINUED)
--------------------------------------------------------------------------------

      markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. To determine the appropriate valuation method, the following factors that may be considered include, but are not limited to, the following: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; (c) the evaluation of the forces which influence the market in which the securities are purchased; and (d) any other relevant factors. With respect to fair value of securities traded on foreign markets, the following factors may also be relevant: (a) value of foreign securities traded on foreign markets; (b) American Depositary Receipts ("ADR") trading; (c) closed-end fund trading;
      (d) foreign currency exchange activity; and (e) trading of financial products that are tied to baskets of foreign securities. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is what ultimately might be realized in a disposition of the security. Investments in Money Market Funds are valued at their net asset value as reported by the underlying fund.

      Multi-Cap Global Value Fund and International Fund may review U.S. market moves after the close of foreign markets to assist with the decision whether to substitute fair values for foreign security market prices. When fair values are substituted for foreign security market prices, fair values are obtained from an independent service provider that applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security reviewed as part of this process.

      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

      To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day.

      (B) REPURCHASE AGREEMENTS: The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimum risk of bankruptcy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon date and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price plus accrued interest. If the seller should default on its obligation to repurchase the securities, a Fund may experience a decrease in value from the securities, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds had no repurchase agreements outstanding at November 30, 2007.

      (C) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and dividend reclaims are recognized on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recognized as soon as the Fund is informed of the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each class.

      (D) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and primarily relate to distribution fees for Growth Fund.

      (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Each Fund may declare and pay dividends from net investment income annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amount of dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007 (CONTINUED)
--------------------------------------------------------------------------------

Permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications, which have no impact on net assets of the Funds, are primarily attributable to the reclassification of foreign currency transactions and non-decuctible excise taxes paid.

                                              NET INCREASE (DECREASE)
                                --------------------------------------------------
                                   ACCUMULATED      ACCUMULATED
                                UNDISTRIBUTED NET   NET REALIZED
FUND                            INVESTMENT INCOME    GAIN/(LOSS)   PAID IN CAPITAL
---------------------------     -----------------   ------------   ---------------
Multi-Cap Global Value Fund ..     $  (48,971)        $  48,971      $        --
International Fund ...........       (170,018)          170,018               --
Equity Income Fund ...........          3,551                --           (3,551)

      The tax character of distributions paid during fiscal 2007 and 2006 were as follows:

                                   DISTRIBUTIONS PAID IN 2007         DISTRIBUTIONS PAID IN 2006
                                --------------------------------   -------------------------------
                                    ORDINARY         LONG-TERM        ORDINARY       LONG-TERM
FUND                                 INCOME*       CAPITAL GAINS       INCOME*      CAPITAL GAINS
---------------------------     ----------------   -------------   --------------   --------------
Growth Fund ..................    $        --      $  1,055,907    $    344,635     $  14,148,810
Multi-Cap Global Value Fund ..        209,781             5,219         967,575         1,711,733
International Fund ...........        136,127           551,923       6,864,763        34,128,863
Equity Income Fund ...........        383,416                --         302,769                --

      As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                   ACCUMULATED     UNDISTRIBUTED
                                     CAPITAL          ORDINARY      UNDISTRIBUTED     UNREALIZED
FUND                            AND OTHER LOSSES      INCOME*      LONG-TERM GAIN    APPRECIATION
---------------------------     ----------------   -------------   --------------   --------------
Growth Fund ..................    $   (478,173)    $     629,219   $   23,731,733    $  18,655,585
Mid-Cap Growth Fund ..........              --            21,667       81,152,721      173,983,033
Multi-Cap Global Value Fund ..              --         3,052,982       11,280,520       12,725,555
International Fund ...........          (9,272)        3,403,910       33,700,707       45,336,826
Equity Income Fund ...........      (1,839,779)        2,987,738       25,197,491       58,149,859

      * For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

      Book/tax differences are primarily attributable to wash sales.

      (F) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

      (G) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM Eastern Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation
      (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

      (H) FORWARD FOREIGN CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency transactions outstanding at November 30, 2007.

      (I) FOREIGN SECURITIES: Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation (including potentially confiscatory levels of taxation), accounting and other financial practices. Emerging market securities typically present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007 (CONTINUED)
--------------------------------------------------------------------------------

      (J) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

      (K) RECENTLY ISSUED ACCOUNTING STANDARDS: On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day of the Funds' May 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

      In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statements of Operations for a fiscal period.

NOTE 3 -- ADVISORY FEES. Stein Roe Investment Counsel, Inc. (the "Adviser"),  an
affiliate  of  INVESCO  PLC  (formerly   AMVESCAP  PLC)  ("INVESCO"),   provides
investment advisory services to the Funds.

Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund, Mid-Cap Growth Fund and Equity Income Fund; 0.90% for Multi-Cap Global Value Fund and 1.15% for International Fund. The Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through March 31, 2009 to the extent necessary to maintain net expenses for each class of each Fund, as follows:

                                  CONTRACTUAL EXPENSE LIMITATIONS
                              ---------------------------------------
FUND                          DISTRIBUTOR CLASS   INSTITUTIONAL CLASS
---------------------------   -----------------   -------------------
Growth Fund                         1.35%                1.10%
Mid-Cap Growth Fund                  N/A                 1.30%
Multi-Cap Global Value Fund          N/A                 1.30%
International Fund                   N/A                 1.50%
Equity Income Fund                   N/A                 1.10%

As of November 30, 2007, the Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund were below their contractual expense limitation with their expense ratios at 0.99%, 1.22%, 1.40% and 1.05%, respectively.

Pursuant to an expense reimbursement plan approved by the Board of Trustees, any waivers and/or reimbursements made by the Adviser between December 1, 2005 and November 30, 2006 with respect to each Fund are subject to recoupment from the Fund within the subsequent 12-month period, provided that the Fund is able to pay the Adviser and remain in compliance with the foregoing expense limitations. For the year ended November 30, 2007, the Adviser recouped $13,588, $0, $76,874, $43,849 (net of Adviser reimbursement of insurance premium in the amount of $27,991) and $91,028 in advisory fees from Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund, respectively. The Adviser received advisory fees, including recoupment, of $869,365, $3,912,792, $977,731, $2,493,253 and $2,473,946 from Growth Fund,
Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund, respectively, for the year ended November 30, 2007. Any waivers and/or reimbursements made by the Adviser on or after December 1, 2006 with respect to each Fund, are not subject to recoupment from the Fund.

AIM Funds Management, Inc. ("AIM") serves as sub-adviser to Multi-Cap Global Value Fund. INVESCO Global Asset Management (N.A.) ("IGAM") serves as sub-adviser to International Fund. AIM and IGAM are subsidiaries of INVESCO, Inc. The sub-advisers provide advisory services, including portfolio management, to the Funds, subject to the review of the Board of Trustees and the overall supervision of the Adviser. AIM and IGAM are entitled to receive from the Adviser a fee based on the average daily net assets of Multi-Cap Global Value Fund and International Fund at the annual rate of 0.35% and 0.45%, respectively.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. Effective December 1, 2006, the Trust and PFPC Inc. ("PFPC") have entered into an administration agreement under which PFPC provides services for a fee, computed daily and paid monthly, at the annual rate of 0.04% of aggregate average daily net assets of the Funds up to $1 billion; 0.035% of aggregate average daily net assets of the Funds in excess of $1 billion up to $2 billion; and 0.03% of aggregate average daily net assets in excess of $2 billion. To the extent the foregoing fees do not exceed $375,000 in a given year, PFPC is entitled to receive a minimum complex-wide fee of $375,000 per annum based on the existing five Funds that comprise the Trust. Prior to December 1, 2006, the Trust and PFPC had entered into an administration agreement under which PFPC provided services for a fee, computed daily and paid monthly, at the annual rate of 0.08% of average daily net assets of each Fund up to $500 million; 0.06% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.05% of average daily net assets of each Fund in excess of $1 billion. In addition, PFPC also provides certain fund accounting and administration services, fees for which are included in the administration fees on the Statement of Operations. PFPC also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998. PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of the Growth Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of the Distributor Class of the Growth Fund. The Distributor serves as the exclusive distributor of the shares of the Growth Fund pursuant to the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. At the January 30, 2007 board meeting, the Nominating and Governance Committee approved changes to the compensation for Independent Trustees. Effective December 1, 2006, the compensation for the Independent Trustees is as follows: the Trust pays each Independent Trustee a retainer of $14,000 per year, and to the extent the Independent Trustee serves on one or more committees of the Trust, an aggregate committee member retainer of $3,000 per year. In addition, an Independent Trustee receives a fee of $2,000 per meeting attendance at Board or committee meetings. The Chairperson of the Board also receives from the Trust an additional fee of $750 per meeting for attendance at regular meetings. The Chairperson of the Audit Committee receives an additional fee of $750 per meeting for attendance at Audit Committee meetings. The Chairperson of the Nominating and Governance Committee receives from the Trust an additional Nominating and Governance Committee member retainer of $1,000 per year and an additional fee of $750 per meeting for attendance at Nominating and Governance Committee meetings. The Trust also reimburses expenses incurred by each Independent Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust. Prior to December 1, 2006, the Trust paid each Independent Trustee an annual retainer of $14,000 ($16,000 for the Audit Committee Chairperson and $18,000 for the Board Chairperson), a fee of $1,500 for each Board of Trustees meeting attended and $1,500 for each Board of Trustees committee meeting attended. Also, the Audit Committee Chairperson and the Nominating Committee Chairperson each received an additional $500 for each committee meeting attended. The Trust also reimbursed expenses incurred by each Independent Trustee in attending such meetings. Trustees who were affiliated received no compensation from the Trust.

NOTE 6 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2007, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) amounted to the following:

                                                PURCHASES                         SALES
                                      -----------------------------   -----------------------------
FUND                                  U.S. GOVERNMENT      OTHER      U.S. GOVERNMENT      OTHER
-----                                 ---------------  ------------   ---------------  ------------
Growth Fund (a) ..................       $     --      $ 46,685,067      $    --       $ 88,546,854
Mid-Cap Growth Fund (a) ..........             --        98,647,492           --        193,620,410
Multi-Cap Global Value Fund (a) ..             --        69,368,888           --         47,339,251
International Fund ...............             --        70,499,783           --         79,871,164
Equity Income Fund (a) ...........             --        98,623,982           --        114,385,731

(a) On December 1, 2006, as a result of the Reorganization, the Funds had subscriptions in-kind, which are excluded from the purchases above. Please see Note 1 for more details.

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at November 30, 2007 for each Fund is as follows:

                                                                    NET
                                     GROSS         GROSS       APPRECIATION/
FUND                             APPRECIATION   DEPRECIATION   (DEPRECIATION)       COST
----                             ------------   ------------   --------------   ------------
Growth Fund ..................   $ 19,541,762   $   (886,177)  $   18,655,585   $ 74,689,861
Mid-Cap Growth Fund ..........    179,779,878     (5,796,845)     173,983,033    279,565,450
Multi-Cap Global Value Fund ..     13,868,752     (1,146,102)      12,722,650     92,912,029
International Fund ...........     52,037,988     (6,735,023)      45,302,965    173,720,005
Equity Income Fund ...........     63,924,150     (5,774,291)      58,149,859    227,151,720

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statements of Changes in Net Assets.

NOTE 8 -- CAPITAL LOSS CARRYFORWARDS. During the year ended November 30, 2007, Mid-Cap Growth Fund and Equity Income Fund utilized capital loss carryforwards of $322,431 and $419,076, respectively. As of November 30, 2007, there are no further capital loss carryforwards.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2007 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 9 -- POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2007, the following Funds intend to elect to defer net realized capital losses or net realized currency losses incurred from November 1, 2007 through November 30, 2007:

FUND                    CAPITAL LOSSES     CURRENCY LOSSES
----                    --------------     ---------------
Growth Fund .........     $  478,173           $     --
International Fund ..             --              9,272
Equity Income Fund ..      1,839,779                 --

NOTE 10 -- As a result of the increased assets from the reorganization of the common trust funds, the Board of Trustees at the May 2, 2007 regular board meeting, authorized an increase to the minimum amount of the Fidelity Bond to reflect the Funds' increased assets as of February 27, 2007. The additional premium for the increased coverage totaled $731.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Atlantic Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Atlantic Whitehall Funds Trust (comprising, respectively, Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund, and Atlantic Whitehall Equity Income Fund) (the "Funds"), as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Atlantic Whitehall Funds Trust at November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

New York, New York
January 25, 2008

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION. During the year ended November 30, 2007, the following Funds designate long-term capital gains distributions:

FUND                                                 AMOUNT
-----                                            -------------
Growth Fund                                      $  23,761,781
Mid-Cap Growth Fund                                 81,152,721
Multi-Cap Global Value Fund                         11,282,722
International Fund                                  33,700,812
Equity Income Fund                                  25,197,491

The percentage of the income dividends qualifying for the dividends received deduction available to corporations for the Multi-Cap Global Value Fund and Equity Income Fund are 19.71% and 100.00%, respectively.

For the fiscal year ended November 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income earned by the following funds, the corresponding percentages represent the amount of income which may qualify for the 15% dividend income tax rate:

FUND                                                PERCENTAGE
-----                                               ----------
Growth Fund                                             100.00%
Mid-Cap Growth Fund                                     100.00%
Multi-Cap Global Value Fund                              67.07%
International Fund                                      100.00%
Equity Income Fund                                      100.00%

Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

FORM N-Q: The Trust files complete Portfolio of Investments for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov. and is available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Atlantic Whitehall Fund Trust's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-994-2533;
(ii) on Atlantic Whitehall Fund Trust's website at www.atlanticwhitehallfunds.com; and (iii) on the SEC's website at www.sec.gov. Atlantic Whitehall Fund Trust's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-994-2533 and (ii) on the SEC's website at www.sec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS: Section 15 of the 1940 Act generally requires that each fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act, annually review and approve the fund's investment advisory agreements.

At a meeting held on October 30, 2007, the Board of Trustees considered the renewal of the Trust's investment advisory and subadvisory agreements (collectively, the "Agreements"). In preparing for the meeting, the Board of Trustees had requested and received information from the Adviser, AIM and IGAM (together with AIM, the "Subadvisers") to assist them in this process, including comparative expense and performance information for other investment companies with similar investment objectives to the Funds, as well as information regarding other funds managed and offered by competing wealth management firms. The Board of Trustees received information about the Adviser and Subadvisers, as well as information about distribution and administrative arrangements for the Trust. In considering the approval of the Agreements, the Board of Trustees also took into account information previously provided to the Board of Trustees, including reports on compliance and shareholder services. Prior to the meeting, the Chairman of the Board of Trustees discussed with representatives of the Adviser the information that would be provided by the Adviser. The Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act ("Independent Trustees"), met in executive session to review the information that had been provided at the meeting. Throughout this process, the Independent Trustees were advised by independent legal counsel. In reaching their decisions to approve the Agreements, the Independent Trustees, and the Board of Trustees as a whole, considered the following factors and reached the conclusions described below.

The Board of Trustees examined the nature, extent and quality of the services that the Adviser provides to the Trust. The Board of Trustees received a description of the advisory and other services provided to the Trust by the Adviser. The Board of Trustees evaluated the Adviser's experience in serving as manager of the Trust, noting that the Adviser serves a variety of other investment advisory clients, including other pooled investment vehicles and has experience overseeing and monitoring the Subadvisers. The Board of Trustees considered the benefit to shareholders of investing in a fund complex that is part of a larger organization that provides wealth management for individuals and families and asset management services to foundations and endowments. The Board of Trustees noted that shareholders of the Trust were often clients of Atlantic Trust Company, N.A. ("Atlantic Trust Company") (an affiliate of the Adviser)

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

and received financial, investment and estate planning advice from Atlantic Trust Company. The Board of Trustees also considered the Adviser's experience in providing investment advisory services and the fact that the Adviser and its affiliates in the Atlantic Trust Private Wealth Management Division collectively manage approximately $17.5 billion in assets as of September 30, 2007. The Board of Trustees further considered the experience level and tenure of the Adviser's portfolio management teams. The Board of Trustees observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments, including maintaining its own and the Trust's expanded compliance programs. Based upon this and other information, the Board of Trustees determined that the Adviser has the experience, resources and personnel to perform its obligations under the investment advisory agreement.

The Board of Trustees also examined the nature, extent and quality of the services that the Subadvisers provided to the Multi-Cap Global Value Fund and the International Fund. The Board of Trustees received a description of the investment advisory services provided to each fund, which included the purchase and sale of securities and related trading operations. The Board of Trustees considered the expertise of the portfolio managers and research staff, and each firm's investment style and process. The Board of Trustees also considered the level of assistance and diligence provided by each Subadviser with respect to market support, compliance and other matters. Based on these considerations, the Board of Trustees concluded that each of the funds benefited from the nature, extent and quality of these services as a result of the Subadvisers' experience, personnel, operations and resources.

The Board of Trustees received reports prepared by the Adviser which compared the performance and advisory fees paid by the Funds to performance and fees paid by other funds with a similar investment style, asset level and distribution channel (the "Asset-Based Universe"). The Board also received reports prepared by the Adviser which compared the performance and advisory fees paid by the Funds to performance and fees paid by funds offered by other private wealth management businesses (the "Business Model Universe"). The Board of Trustees compared the fees charged by Atlantic Trust for private client services it provides as trustee to the fees charged to the Funds for investment advisory and administrative services. The Board of Trustees also received and considered an analysis of the profitability of the relationship between the Adviser and Subadvisers and the Trust. The Board of Trustees reviewed the profitability of each Fund on a stand alone basis and the overall profitability of the Adviser and Subadvisers. In addition, the Board of Trustees received information with respect to the Adviser's and Subadvisers' allocation methodologies used in preparing the profitability data. The Board of Trustees determined that the Adviser's and Subadvisers' profitability was not excessive given the nature, extent and quality of the services provided to the Trust.

The Board of Trustees considered the effect of the CTF Reorganization, which significantly increased assets of the Trust and helped reduce expense ratios. In addition, the Board of Trustees also considered that the Adviser had contractually agreed to waive and/or reimburse a portion of its advisory fee to maintain the Funds' expenses at competitive levels.

Based upon its review of these various factors, among others, the Board of Trustees concluded that the fees charged under the Agreements are reasonable and that it is in the best interests of the Funds and their shareholders to renew the Agreements with the Adviser and Subadvisers. In reaching this decision, the Board of Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                                  BEGINNING     ENDING
                                                   ACCOUNT      ACCOUNT                  EXPENSES
                                                    VALUE        VALUE       EXPENSE    PAID DURING
                                                   06/01/07     11/30/07    RATIO (1)    PERIOD (2)
                                                  ---------   -----------   ---------   -----------
GROWTH FUND
ACTUAL FUND RETURN
   Distributor Class ..........................    $ 1,000     $1,041.90      1.35%      $   6.91
   Institutional Class ........................      1,000      1,042.90      1.10%          5.63

HYPOTHETICAL 5% RETURN
   Distributor Class ..........................    $ 1,000     $1,018.30      1.35%      $   6.83
   Institutional Class ........................      1,000      1,019.55      1.10%          5.57

MID-CAP GROWTH FUND
ACTUAL FUND RETURN
   Institutional Class ........................    $ 1,000     $1,015.60      1.01%      $   5.10

HYPOTHETICAL 5% RETURN
   Institutional Class ........................    $ 1,000     $1,020.00      1.01%      $   5.11

MULTI-CAP GLOBAL VALUE FUND
ACTUAL FUND RETURN
   Institutional Class ........................    $ 1,000     $  945.00      1.15%      $   5.61

HYPOTHETICAL 5% RETURN
   Institutional Class ........................    $ 1,000     $1,019.30      1.15%      $   5.82

INTERNATIONAL FUND
ACTUAL FUND RETURN
   Institutional Class ........................    $ 1,000     $1,003.20      1.36%      $   6.83

HYPOTHETICAL 5% RETURN
   Institutional Class ........................    $ 1,000     $1,018.25      1.36%      $   6.88

EQUITY INCOME FUND
ACTUAL FUND RETURN
   Institutional Class ........................    $ 1,000     $  962.00      1.02%      $   5.02

HYPOTHETICAL 5% RETURN
   Institutional Class ........................    $ 1,000     $1,019.95      1.02%      $   5.16

(1)   Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS

Information pertaining to the Trustees and executive officers* of Atlantic Whitehall Funds Trust is set forth below. The statement of additional information (SAI) includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (800) 994-2533.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                            TERM OF OFFICE                                   FUND COMPLEX
NAME, ADDRESS            POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                 HELD WITH TRUST     TIME SERVED 1       DURING PAST FIVE YEARS         BY TRUSTEE       HELD BY TRUSTEE 2
--------------------   -----------------   ---------------   -----------------------------   -------------   ----------------------
INDEPENDENT TRUSTEES
--------------------
Pierre de St. Phalle      Trustee and       Trustee since    Managing Director/Consultant        Five        Independent Director,
50 Rockefeller Plaza    Chairman of the    September 2000;   for Promontory Financial                        Aetos Capital
15th Floor             Board of Trustees    Chairman since   Group (Consulting Firm),                        Registered Funds of
New York, NY 10020                           January 2004    since March 2005; Managing                      Hedge Funds (5 funds).
(58)                                                         Director and Chief Legal
                                                             Officer of iForemation Group
                                                             (Private Equity) and
                                                             successor company, from
                                                             October 2000 to January 2004.

John R. Preston             Trustee             Since        Vice President of Finance &         Five                 None
50 Rockefeller Plaza                        February 2003    Administration for Southern
15th Floor                                                   Wine & Spirits, since January
New York, NY 10020                                           2004 to present; Chief
(60)                                                         Financial Officer and
                                                             Executive Vice President of
                                                             Ripplewood Holdings LLC
                                                             (Private Equity) from January
                                                             2003 to December 2003;
                                                             Consultant, from February
                                                             2002 to December 2002.

Susan V. Machtiger          Trustee             Since        Senior Consultant with Murphy       Five                 None
50 Rockefeller Plaza                          June 2001      & Co. (Marketing Consultant)
15th Floor                                                   from February 2007 to
New York, NY 10020                                           present; Independent
(49)                                                         Marketing Consultant from
                                                             October 1999 to January 2007;
                                                             Trustee of Bronxville School
                                                             Board, from July 2001 to July
                                                             2004; Senior Partner and
                                                             Worldwide Strategic Planning
                                                             Director of J. Walter
                                                             Thompson, a full service,
                                                             global advertising and
                                                             communications agency, from
                                                             July 1995 to September 1999.

Tracy L. Nixon              Trustee             Since        President and Chief Executive       Five                 None
50 Rockefeller Plaza                          June 2001      Officer of King Cross
15th Floor                                                   Corporation, a small business
New York, NY 10020                                           consultancy, from May 2000 to
(44)                                                         present.

INTERESTED TRUSTEE
------------------
Jeffrey S. Thomas         Trustee and        Trustee and     Chief Investment Officer of         Five                 None
100 Federal Street,        President       President since   Atlantic Trust Company, N.A.
37th Floor                                   January 2006    ("Atlantic Trust"), from
Boston, MA 02110                                             October 1986 to present; Co-
(56)                                                         Portfolio Manager of Atlantic
                                                             Trust Large-Cap Growth Fund
                                                             and Atlantic Whitehall Growth
                                                             Fund, from February 2003 to
                                                             September 2006.

1 Each Trustee holds office during the lifetime of the Trust or until he/she resigns or is removed from office in the manner provided by law or until his/her successor is duly chosen and qualified. The Trustees adopted a retirement policy providing for mandatory retirement as a Trustee of the Trust and from any and all committees on which he/she serves upon reaching the age of seventy-two years of age. The executive officers each hold office until their successors are chosen and qualified.

2 Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                            TERM OF OFFICE                                    FUND COMPLEX
NAME, ADDRESS            POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS
AND AGE                 HELD WITH TRUST    TIME SERVED 1        DURING PAST FIVE YEARS        BY TRUSTEE      HELD BY TRUSTEE 2
--------------------   -----------------   ---------------   -----------------------------   -------------   --------------------
EXECUTIVE OFFICERS*
-------------------
Robert Saccone           Vice President         Since        Senior Vice President of             N/A                NA
50 Rockefeller Plaza     and Assistant      February 2003    Product Development and
15th Floor                 Treasurer                         Product Management of
New York, NY 10020                                           Atlantic Trust investment
(48)                                                         offerings since February
                                                             2003. Formerly, Managing
                                                             Director of Whitehall Asset
                                                             Management from 1995 - 2003.

Kenneth Kozanda           Treasurer and         Since        Chief Administrative Officer         NA                 NA
50 Rockefeller Plaza     Chief Financial      May 2006       and Senior Managing Director
15th Floor                   Officer                         of Atlantic Trust Private
New York, NY 10020                                           Wealth Management Division
(51)                                                         since April 2007; Formerly
                                                             Chief Financial Officer of
                                                             Atlantic Trust Private Wealth
                                                             Management Division, from
                                                             March 2004 to April 2007;
                                                             Formerly, Chief Financial and
                                                             Operating Officer and Senior
                                                             Vice President of Stein Roe
                                                             Investment Counsel LLC from
                                                             January 2001 to February
                                                             2004.

Gabrielle Bailey           Chief Legal       Chief Legal     Counsel of Atlantic Trust            N/A                N/A
50 Rockefeller Plaza       Officer and      Officer since    since March 2003. Formerly
15th Floor                  Secretary       July 2004 and    Associate with Alston & Bird
New York, NY 10020                         Secretary since   LLP from August 2000 to March
(35)                                           May 2006      2003; Prior to that,
                                                             Associate with King &
                                                             Spalding LLP.

Gregory Campbell           Assistant          Assistant      Senior Vice President,               N/A                N/A
50 Rockefeller Plaza       Secretary       Secretary since   General Counsel, Stein Roe
15th Floor                                     May 2006      Investment Counsel, Inc.
New York, NY 10020                                           since January 2005; Chief
(47)                                                         Compliance Officer of Stein
                                                             Roe Investment Counsel, Inc.
                                                             from January 2005 to August
                                                             2007; Vice President and
                                                             Counsel of Atlantic Trust
                                                             Stein Roe Investment Counsel
                                                             from May 2004 to January
                                                             2005; Attorney and Chief
                                                             Compliance Officer with
                                                             William Blair & Company,
                                                             L.L.C. from June 1996 to May
                                                             2004.

Drew Ahrens             Chief Compliance        Chief        Chief Compliance Officer of          N/A                N/A
50 Rockefeller Plaza         Officer          Compliance     Stein Roe Investment Counsel,
15th Floor                                  Officer since    Inc. since August 2007; Chief
New York, NY 10020                            July 2007      Compliance Officer of FIM
(45)                                                         Group and the Utopia Funds
                                                             from August 2005 to May 2007;
                                                             Chief Compliance Officer of
                                                             Henderson Global Investors
                                                             (North America) Inc. and
                                                             Henderson Global Funds from
                                                             March 2003 to July 2005; Vice
                                                             President of Compliance at
                                                             PPM America, Inc. from June
                                                             2000 to March 2003.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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

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

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATLANTIC WHITEHALL FUNDS TRUST

An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc. its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL FUNDS TRUST

BOARD OF TRUSTEES

Pierre de St. Phalle, Chairman*

Susan V. Machtiger, Trustee*

Tracy L. Nixon, Trustee*

John R. Preston, Trustee*

Jeffrey S. Thomas, Trustee

-----------------------------

OFFICERS

Jeffrey S. Thomas, President & Chief
                   Executive Officer

Robert B. Saccone, Vice President & Assistant Treasurer

Kenneth Kozanda, Treasurer & Chief Financial Officer

Gabrielle Bailey, Secretary & Chief Legal Officer

Gregory Campbell, Assistant Secretary

Drew A. Ahrens, Chief Compliance Officer

*     Non Affiliated Trustee

INVESTMENT ADVISER
------------------
Stein Roe Investment Counsel, Inc.
1330 Avenue of the Americas
30th Floor
New York, NY 10019

ADMINISTRATOR
-------------
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
-----------
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
---------
State Street Bank and Trust Company
150 Newport Avenue
North Quincy, MA 02171

COUNSEL
-------
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------
Ernst & Young LLP
5 Times Square
New York, NY 10036

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-994-2533.

                            ATLANTIC WHITEHALL FUNDS

           50 Rockefeller Plaza, 15th Floor o New York, NY 10020-1605
                  800 994 2533 o www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that John Preston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" as defined by this Item 3.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------
    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $115,200 for 2007 and $115,900 for 2006.

AUDIT-RELATED FEES
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2006.

TAX FEES
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,750 for 2007 and $10,500 for 2006.

ALL OTHER FEES
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to the registrants' Audit Committee Charter ("Charter"), the Audit
          Committee is responsible for approving in advance the firm to be employed as the registrant's independent auditor ("Auditor"). In addition, the Charter provides that the Audit Committee is responsible for approving, prior to appointment, the engagement of the Auditor to provide non-audit services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the registrant, provided those non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $648,750 for 2007 and $487,880 for 2006.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST

By (Signature and Title)*            /s/ Jeffrey S. Thomas
                         -------------------------------------------------------
                                    Jeffrey S. Thomas, Chief Executive Officer
                                    (principal executive officer)

Date              February 7, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Jeffrey S. Thomas
                         -------------------------------------------------------
                                    Jeffrey S. Thomas, Chief Executive Officer
                                    (principal executive officer)

Date              February 7, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*           /s/ Kenneth Kozanda
                         -------------------------------------------------------
                                    Kenneth Kozanda, Chief Financial Officer
                                    (principal financial officer)

Date              February 7, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.